UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

INNO HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

INNO HOLDINGS INC.

2465 Farm Market 359 South

Brookshire, TX 77423

www.innoholdings.com

February 24, 2025

Dear Fellow Stockholders:

On behalf of your Board of Directors, we cordially invite you to attend the 2025 Annual Meeting of Stockholders of Inno Holdings Inc. (the “Annual Meeting”). The Annual Meeting will be held on March 17, 2025, at 9:30 a.m. Eastern Time, in a virtual meeting format only and conducted via live webcast at https://meeting.vstocktransfer.com/INNOHOLDINGSMAR25 to enable our stockholders to participate from locations around the world. Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible online only, and stockholders must register at https://meeting.vstocktransfer.com/INNOHOLDINGSMAR25 in order to vote their shares electronically and submit any questions during the Annual Meeting. Please see “Attending the Virtual Annual Meeting” in the proxy statement (“Proxy Statement”) accompanying this letter for information on how to obtain the proxy materials, attend, ask questions at the Annual Meeting and vote at the Annual Meeting.

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. We began distributing this Proxy Statement, the Notice and proxy card on or about February 24, 2025. The Proxy Statement, the Notice and the 2024 Annual Report are also available at https://ts.vstocktransfer.com/irhlogin/INNOHOLDINGS.

Only stockholders of record at the close of business on February 13, 2025 are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote online, or by emailing, faxing, or mailing a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of Inno Holdings Inc.

Sincerely,

/s/ Ding Wei
Ding Wei
Chief Executive Officer

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INNO HOLDINGS INC.

2465 Farm Market 359 South

Brookshire, TX 77423

www.innoholdings.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 9:30 a.m. (Eastern Time) on March 17, 2025

Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Inno Holdings Inc., a Texas corporation (“Company,” “we,” “us” and “our”), will be held on March 17, 2025 at 9:30 a.m. (Eastern Time) via a live webcast at https://meeting.vstocktransfer.com/INNOHOLDINGSMAR25. You will be able to virtually attend the Annual Meeting and ask questions during the Annual Meeting. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

(1)	to elect five (5) directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

(2)	to ratify the selection by our Board of Directors of JWF Assurance PAC as our independent auditor for the fiscal year ending September 30, 2025;

(3)	to approve the potential issuance of shares of the Company’s common stock under the Standby Equity Purchase Agreement effective as of January 28, 2025 (the “Share Issuance Proposal”);

(4)	to approve the 2025 Omnibus Incentive Plan (the “2025 Plan Proposal”);

(5)	to approve adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of any of Proposals 1 through 4 at the time of the Annual Meeting (the “Adjournment Proposal”); and

(6)	to transact such other business as may properly come before the meeting.

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Annual Meeting of Stockholders (the “Notice”). We are not aware of any other business to come before the Annual Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the Election of each director nominee (Proposal 1), “FOR” the ratification of our independent auditor (Proposal 2), “FOR” the Share Issuance Proposal (Proposal 3), “FOR” the 2025 Plan Proposal (Proposal 4) and “FOR” the approval of the Adjournment Proposal (Proposal 5).

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via live webcast at https://meeting.vstocktransfer.com/INNOHOLDINGSMAR25 in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting—How Do I Vote At The Annual Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, ask questions during the Annual Meeting and vote at the Annual Meeting.

WHO CAN VOTE?

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on February 13, 2025 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Annual Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Annual Meeting.

ANNUAL REPORT

A copy of our Form 10-K (the “2024 Annual Report”) accompanies the Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE

You may also read the 2024 Annual Report, this Notice and Proxy Statement at https://ts.vstocktransfer.com/irhlogin/INNOHOLDINGS and on our website at www.innoholdings.com.

AVAILABLE DATE

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement, this Notice and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. This Notice, the Proxy Statement and the form of proxy are first being made available to stockholders on or about February 24, 2025 at https://ts.vstocktransfer.com/irhlogin/INNOHOLDINGS.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE ONLINE, E-MAIL OR FAX OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via live webcast by registering in advance at https://meeting.vstocktransfer.com/INNOHOLDINGSMAR25. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by e-mail or fax using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each stockholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote during the live webcast or by e-mail or fax.

By Order of the Board of Directors,

/s/ Ding Wei
Ding Wei
Director and Chief Executive Officer
February 24, 2025

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Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Shareholders to Be Held on Monday, March 17, 2025: Pursuant to the rules of the SEC, with respect to the Annual Meeting, we have elected to utilize the “Full Set Delivery” option of providing paper copies of our proxy materials by mail.

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INNO HOLDINGS INC.

2465 Farm Market 359 South

Brookshire, TX 77423

PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held on March 17, 2025

The Board of Directors (the “Board”) of Inno Holdings Inc., a Texas corporation (“Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2025 Annual Meeting of Stockholders of the Company (“Annual Meeting”) to be held on March 17, 2025, only via live webcast at https://meeting.vstocktransfer.com/INNOHOLDINGSMAR25 by following the instructions set forth here at “Questions and Answers About the Meeting And Voting—How Do I Vote at the Annual Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and form of proxy are first being made available to stockholders on or about February 24, 2025.

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. We began distributing this Proxy Statement, the Notice and proxy card on or about February 24, 2025. The Proxy Statement, the Notice and the 2024 Annual Report are also available at https://ts.vstocktransfer.com/irhlogin/INNOHOLDINGS and on our website at www.innoholdings.com.

The executive offices of the Company are located at, and the mailing address of the Company is 2465 Farm Market 359 South, Brookshire, TX 77423.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Ding Wei, the Chief Executive Officer and a director of the Company, and Mengshu Shao, the Chief Financial Officer of the Company and a director of the Company, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will vote on: (i) the election of five (5) directors; (ii) the ratification of the selection by our Board of JWF Assurance PAC as our independent auditor for the fiscal year ending September 30, 2025; (iii) approval of the potential issuance of shares of the Company’s common stock under the Standby Equity Purchase Agreement effective as of January 28, 2025 (the “Share Issuance Proposal”); (iv) approval of the 2025 Omnibus Incentive Plan (the “2025 Plan Proposal”); (v) to approve adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of any of Proposals 1 through 4 at the time of the Annual Meeting (the “Adjournment Proposal”); and (vi) such other matters as may come before the meeting. We are not currently aware of any such matters. In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

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Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at https://ts.vstocktransfer.com/irhlogin/INNOHOLDINGS and on our website at www.innoholdings.com or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on March 17, 2025, at 9:30 a.m. Eastern Time, via live webcast at https://meeting.vstocktransfer.com/INNOHOLDINGSMAR25. This solicitation by the Board is for proxies for use at the Annual Meeting.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on February 13, 2025 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Annual Meeting Online?

A: You may attend the Annual Meeting via live webcast at https://meeting.vstocktransfer.com/INNOHOLDINGSMAR25, vote your shares and, after the meeting adjourns, ask a question during the Annual Meeting. You may attend the Annual Meeting by registering at https://meeting.vstocktransfer.com/INNOHOLDINGSMAR25. A Zoom account is required to register. Further instructions on how to vote are set forth below in the question “How do I vote at the Annual Meeting?” If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual Annual Meeting. Online access will begin at 9:15 a.m. Eastern Time on March 17, 2025, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 9:30 a.m. Eastern Time on March 17, 2025.

Q: May stockholders ask questions?

A: Yes. Representatives of the Company will answer stockholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of stockholders an opportunity to ask questions. If you choose to attend the meeting via live webcast, you may request to ask a question during the Annual Meeting by utilizing the “Q&A” button during the Annual Meeting. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned our common stock as of the close of business on February 13, 2025. Each share of our common stock is entitled to one vote. As of the Record Date, the Company had 4,410,482 shares of common stock outstanding.

Q: What am I voting on?

A: You will be voting on the following items of business at the Annual Meeting:

●	the election of five (5) directors to serve until the 2026 Annual Meeting of stockholders and until their respective successors are duly elected and qualified;

●	the ratification of the selection by our Board of JWF Assurance PAC as our independent auditor for the fiscal year ending September 30, 2025;

●	approval of the potential issuance of shares of the Company’s common stock under the Standby Equity Purchase Agreement effective as of January 28, 2025;

●	approval of the 2025 Omnibus Incentive Plan;

●	to approve adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of any of Proposals 1 through 4 at the time of the Annual Meeting; and

●	any other business that properly comes before the meeting.

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Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

●	“FOR” each of the nominees named in this Proxy Statement for election to the Board;

●	“FOR” the ratification of the selection by our Board of JWF Assurance PAC as our independent auditor for the fiscal year ending September 30, 2025;

●	“FOR” the approval of the Share Issuance Proposal;

●	“FOR” the approval of the 2025 Plan Proposal;

●	“FOR” the approval of the Adjournment Proposal; and

●	to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting. Such proxies will vote on any other matter in their sole discretion.

Q: How do I vote at the Annual Meeting?

A: If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

Record holders may cast their vote on VStock Transfer, LLC’s (“VStock”) online portal during the meeting by entering the Control Number, which is included on your proxy card, at the link available in the “Resources” button during the Annual Meeting.

If available, you may vote by e-mail or fax by following the instructions provided on the proxy card.

If your shares are not held in your name and instead are held in an account at a brokerage firm, bank, dealer or other similar organization, you are the beneficial owner of shares held in street name and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting by registering at https://meeting.vstocktransfer.com/INNOHOLDINGSMAR25. Since you are not the stockholder of record for any shares held in street name, you may not vote your shares at the meeting unless you request and obtain a valid legal proxy from your broker or other agent and provide that in addition to a completed voting form indicating your vote to vote@vstocktransfer.com prior to the Annual Meeting.

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting live webcast. Please be sure to check in by 9:15 a.m. Eastern time, on March 17, 2025, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please e-mail proxy@vstocktransfer.com or call Zoom support at (888) 799-9666.

The Company urges you to vote before March 16, 2025 to ensure that your vote is timely received and counted.

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Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

●	voting again during the virtual Annual Meeting or e-mail or fax prior to the Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: The Company’s transfer agent, VStock will utilize its voting system to collect and process votes for beneficial holder and will coordinate with Broadridge Financial Solutions, Inc. to gather information with regard to votes submitted by brokers and tabulate the final voting count. A representative of VStock an independent inspector who is not affiliated with the Company or any director, director nominee or officer of the Company, will count the votes and will serve as the inspector of election.

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

●	FOR the election of the five (5) nominees for director named in this Proxy Statement (Proposal 1);

●	FOR the ratification of the selection by our Board of JWF Assurance PAC as our independent auditor for the fiscal year ending September 30, 2025 (Proposal 2);

●	FOR the approval of the potential issuance of shares of the Company’s common stock under the Standby Equity Purchase Agreement effective as of January 28, 2025 (Proposal 3);

●	FOR the approval of the 2025 Omnibus Incentive Plan (Proposal 4);

●	FOR the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of any of Proposals 1 through 4 at the time of the Annual Meeting (Proposal 5); and

●	to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting.

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is VStock, which may be reached at (212) 828-8436.

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of JWF Assurance PAC as our independent auditor for the fiscal year ending September 30, 2025 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

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Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by e-mail, fax or mail. In order for us to conduct our Annual Meeting, at least a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How many votes are needed to elect directors?

A: You may vote “FOR” each nominee or “WITHHOLD” to vote for each nominee. Unless you mark “WITHHOLD” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this Proxy Statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the five (5) directors with the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Q: How many votes are needed to approve the other proposals?

A: The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote is required to approve the Share Issuance Proposal, approve the 2025 Plan Proposal, ratify the appointment of our independent registered public accounting firm and approve the adjournment of the Annual Meeting. Abstentions will be treated as votes against these proposals. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on the ratification of the appointment of our independent registered public accounting firm and approval of the adjournment of the Annual Meeting. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on the approval of the Share Issuance Proposal or the 2025 Plan Proposal. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of JWF Assurance PAC as our independent auditor for the fiscal year ending September 30, 2025, the Audit Committee of our Board will reconsider its appointment.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, a representative of VStock, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A: Except for those directors who are nominated for election at the Annual Meeting, no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 2, Proposal 3, Proposal 4 or Proposal 5 that is not shared by all other stockholders.

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Q: What if other matters are presented for consideration at the Annual Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact Edward Li at +852-54795450.

MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL 1

ELECTION OF DIRECTORS (Item 1 on the Proxy Card)

Nominees

There are five (5) nominees recommended by the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) for election this year to hold office until the 2026 Annual Meeting of the Stockholders and until their respective successors are elected and qualified. Our Board has nominated: (i) Ding Wei; (ii) Mengshu Shao; (iii) Yufang Qu; (iv) Tao Tu; and (v) Yongbo Mo and our management has no reason to believe that any nominee will be unable to serve. Their biographies are provided at pages 11 to 12. The biographies of each of the nominees contains information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

A nominee will be elected as a director if he receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

The Board recommends that you vote “FOR” the election of all of these nominees.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our directors and executive officers as of February 13, 2025:

Name(1)	Age	Position	Director Since	Board Committee
Ding Wei	44	Chief Executive Officer, Director and Chairman	October 15, 2024	None
Mengshu Shao	33	Chief Financial Officer and Director	October 23, 2024	None
Yufang Qu	58	Independent Director	October 15, 2024	Audit – Chairman; Compensation – Chairman; Nominating and Corporate Governance – Chairman.
Tao Tu	44	Independent Director	May 31, 2024	Audit; Compensation; Nominating and Corporate Governance.
Yongbo Mo	28	Independent Director	October 23, 2024	Audit; Compensation; Nominating and Corporate Governance.

Ding Wei — Chief Executive Officer, Director and Chairman

Mr. Wei, 44 years old, was appointed as our Chief Executive Officer, Director and Chairman on October 15, 2024. In addition, Mr. Wei is the founder, chairman, and general manager of Yangzhou Ruide Fei Technology Co., Ltd. and Yangzhou Yu Chen Saiwen Information Consulting Co., Ltd. since July 2014, where he was responsible for business operation and corporation management, including strategic planning, operations management, financial management, marketing, and team management. From 2009 to 2013, Mr. Wei served as the head of the administrative department at HYVA MECHANICS (CHINA) CO., LTD., during which he was responsible for human resources support, office operations management, team leadership, and compliance control. From 2006 to 2009, Mr. Wei was the deputy general manager and executive assistant to the chairman at Yangzhou Gaoshi Glasses Co., Ltd., and he was responsible for overseeing daily operations across multiple departments, developing and implementing organizational strategies, monitoring financial performance, and conducting performance evaluations. Mr. Wei holds a bachelor’s degree in computer science and information systems from CARICH Education of New Zealand. Mr. Wei is qualified to serve as a member of the Board due to his extensive leadership experience and expertise in corporate management, strategic planning and operational oversight.

Mengshu Shao — Chief Financial Officer and Director

Ms. Shao, 33 years old, was appointed as a Director on October 23, 2024 and Chief Financial Officer on January 3, 2025. Ms. Shao served as internal auditor manager at Agile Group from October 2021 to September 2024, where she was responsible for managing internal audit projects of corporation, including operational auditing, risk assessment and management, internal control evaluation, compliance monitoring, and fraud detection. From May 2019 to September 2021, Ms. Shao held the position of internal auditor at Cedar Holdings, where she worked on internal audit tasks of corporation, including risk assessment and management, operational audit, and internal control evaluation. From August 2016 to April 2019, Ms. Shao worked as an auditor at PwC Mainland China. Ms. Shao graduated from Jinan University in June 2016 with a master’s degree in accounting. Ms. Shao is qualified to serve as a member of the Board due to her extensive expertise in financial management, internal auditing, risk assessment and corporate compliance.

Yufang Qu — Independent Director

Ms. Qu, 58 years old, was appointed as a Director on October 15, 2024. Ms. Qu served as an accountant of Shuangyashan Shijixing Construction Engineering Co., Ltd. from 2004 to 2022, where she was responsible for organizing financial information, preparing financial statements, and providing financial analysis to help optimize financial structure and improve efficiency. Ms. Qu graduated from Shuangyashan Radio and Television University in 1993 with a bachelor’s degree in financial accounting. Ms. Qu is qualified to serve as a member of the Board due to her extensive experience in financial accounting, financial analysis and corporate financial management.

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Tao Tu — Independent Director

Mr. Tao TU, 44 years old, was appointed as a Director on May 31, 2024. Mr.Tu currently serves as the Director of Fuda Capital Ltd. and as the Chief Executive Officer at Jinyide Culture Media Co., Ltd., where he is responsible for strategic leadership, organizational management, external representation, financial performance, and corporate governance. From 2017 to 2020, he served as the Chief Executive Officer at Jinyide Jewelry Co., Ltd., where he was responsible for corporate governance, marketing and development, customer relationship, and organizational development. Mr. Tu received his bachelor’s degree in Finance from the South-Central University for Nationalities. Mr. Tu is qualified to serve as a member of the Board due to his extensive leadership experience in corporate governance, strategic management and financial oversight.

Yongbo Mo — Independent Director

Mr. Mo, 28 years old, was appointed as a Director on October 23, 2024. Mr. Mo has been working at Shanghai Haineng Investment Consulting Company as a Product Manager since February 2022, where he is primarily responsible for leading and managing investment projects, including project screening, due diligence, financial analysis, risk assessment, project execution supervision, and post-project tracking and evaluation. From June 2018 to January 2022, Mr. Mo served as a Media Manager at Zhengzhou Houde Technology Co., Ltd., where he was primarily responsible for developing and implementing media strategies, which include maintaining media relationships, content operations, user operations, brand promotion, and commercial cooperation services. Mr. Mo graduated from Zhengzhou Information Technology Vocational School in September 2017 with a bachelor’s degree in Investment and Finance. Mr. Mo is qualified to serve as a member of the Board due to his experience in investment management, financial analysis and media strategy.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

CORPORATE GOVERNANCE

The business and affairs of the Company are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s stockholders. The Board believes that its practices align management and stockholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the amended and restated certificate of formation, as of the date of this Proxy Statement, and amended and restated bylaws (the “Bylaws”), the charters for each Board committee, the Company’s Code of Conduct and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit www.innoholdings.com.

Board Composition/Election

Our Board presently consists of five (5) directors whose terms expire at this Annual Meeting. Our directors are elected annually.

The Board has fixed the number of directors at five (5).

As discussed in more detail later in this section, the Board has determined that three (3) of the five (5) individuals standing for election are independent under the rules of Nasdaq.

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Board Meetings

The Board met a total of two times during fiscal year 2024 in person or via video or teleconference and acted by unanimous written consent twice. Each of the directors who served in the fiscal year 2024 attended at least 80% of the meetings of the Board and the committees of which he was a member and that were held during the period he served as a director.

Selection of Nominees for The Board of Directors

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Nominating and Corporate Governance Committee’s charter provides that it may retain a third-party executive search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Nominating and Corporate Governance Committee’s assessment of a proposed candidate may include a review of the person’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Nominating and Corporate Governance Committee determines are relevant in light of the needs of the Board. The Nominating and Corporate Governance Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nominating and Corporate Governance Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Nominating and Corporate Governance Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Nominating and Corporate Governance Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

Stockholder Nominations

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Nominating and Corporate Governance Committee.

To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the seventieth (70th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than sixty (60) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the seventieth (70th) day prior to such annual meeting or the seventh (7th) day following the earlier of the date on which notice of the annual meeting is first mailed by or on behalf of the Corporation or the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

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Such stockholder’s notice shall set forth, among other things: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), a completed questionnaire, and a written representation and agreement signed by the nominee pursuant to Section 2.14 of the Bylaws; (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees.

Nominations and the solicitation notice should be sent to the Nominating and Corporate Governance Committee, Inno Holdings Inc., 2465 Farm Market 359 South, Brookshire, TX 77423.

As of the date of this Proxy Statement, we have not received timely notice of any nomination by a stockholder.

Nominees for Director

The Nominating and Corporate Governance Committee recommended to the Board and the Board nominated Mr. Wei, Ms. Shao, Ms. Qu, Mr. Tu, and Mr. Mo to stand for election for the five (5) Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2026 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

Ethical Guidelines

Our code of business conduct and ethics (“Code”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The Code is available on our corporate website at www.innoholdings.com/code-of-business-conduct-and-ethics. The Code requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules and exchange requirements.

Board Leadership

The Nominating and Corporate Governance Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its stockholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

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Corporate Governance Policies and Practices

Director Independence.

The Board undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The purpose of this review is to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that three (3) of the five (5) of the directors are independent of the Company and its management under Nasdaq rules. Ding Wei and Mengshu Shao are not considered independent because of their employment by the Company.

In determining that the other directors did not have a material relationship with the Company, the Board concluded that Ms. Qu, Mr. Tu, and Mr. Mo had no other relationship with the Company other than their relationship as a director.

Board Committee Charters. The Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee of the Board operate pursuant to written charters. These charters were approved by the Board and reflect certain best practices in corporate governance. These charters comply with the requirements of the Nasdaq. Each charter is available on the Company’s website at: www.innoholdings.com.

Advance Materials. Information and data important to the directors’ understanding of the business or matters to be considered at a Board or Board committee meeting are, to the extent practical, distributed to the directors sufficiently in advance of the meeting to allow careful review prior to the meeting.

Board Access. The Board has access to management and outside advisers as follows:

●	Access to Management and Employees. Directors have full and unrestricted access to the management and employees of the Company. Additionally, key members of management attend Board meetings to present information about the results, plans and operations of the business within their areas of responsibility.

●	Access to Outside Advisors. The Board and its committees may retain counsel or consultants without obtaining the approval of any officer of the Company in advance or otherwise. The Audit Committee has the sole authority to retain and terminate the independent auditor. The Nominating and Corporate Governance Committee has the sole authority to retain search firms to be used to identify director candidates.

The Board’s Role In Risk Oversight. The Board maintains overall responsibility for overseeing the Company’s risk management, including succession planning, product safety and information and digital security. In furtherance of its responsibility, the Board has delegated specific risk-related responsibilities to the Audit Committee.

The Audit Committee engages in substantive discussions of risk management at its regular committee meetings held during the year. At these meetings, it receives functional risk review reports covering significant areas of risk from the employees responsible for these functional areas, as well as receiving reports from the Chief Financial Officer who reports directly to the Chairperson of the Audit Committee. The Audit Committee also receives reports at each meeting regarding legal and regulatory risks from management and meets in separate executive sessions with our independent auditors and our Chief Financial Officer. The Audit Committee provides a summary to the full Board at certain Board meetings of the risk area reviewed together with any other risk related subjects discussed at the Audit Committee meeting.

The Board’s Role In Information Security. Information security and privacy has been and remains of the utmost importance to the Company in light of the value we place on maintaining the trust and confidence of our customers, employees and other stakeholders. Accordingly, our Chief Executive Officer and President advises the Audit Committee and the full Board at least once per year on our program for managing information security risks, including data privacy and data protection risks.

Access To The Board By Stockholders. Stockholders and other parties interested in communicating directly with individual directors, the non-management directors as a group or the entire Board may do so by writing to the Nominating and Corporate Governance Committee, c/o Nominating and Corporate Governance Committee Chairman, Inno Holdings Inc., 2465 Farm Market 359 South, Brookshire, TX 77423.

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Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table summarizes the members and functions of the Board’s committees.

Yufang Qu	58	Director	2024	Audit – Chairman; Compensation – Chairman; Nominating and Corporate Governance – Chairman.
Tao Tu	44	Director	2024	Audit; Compensation; Nominating and Corporate Governance.
Yongbo Mo	28	Director	2024	Audit; Compensation; Nominating and Corporate Governance.

Name of Committee and Its Members	Functions of the Committee
Audit Committee:	●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual disclosure report;

Yufang Qu, Chairman; Tao Tu; Yongbo Mo	●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

	●	discussing with management major risk assessment and risk management policies;

	●	monitoring the independence of the independent auditor;

	●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

	●	reviewing and approving all related-party transactions;

	●	inquiring and discussing with management our compliance with applicable laws and regulations;

	●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

	●	appointing or replacing the independent auditor;

	●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

	●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

	●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

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Compensation Committee:	●	reviewing, approving and determining or making recommendations to our Board regarding the compensation of our executive officers;

Yufang Qu, Chairman; Tao Tu; Yongbo Mo	●	administering our equity compensation plans;

	●	reviewing and approving, or makings recommendations to our Board regarding incentive compensation and equity compensation plans; and

	●	establishing and reviewing general policies relating to compensation and benefits of our employees.

Nominating and Corporate Governance Committee	●	identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

Yufang Qu, Chairman; Tao Tu; Yongbo Mo	●	evaluating director performance on our Board and applicable committees of our Board and determining whether continued service on our Board is appropriate;

	●	evaluating nominations by stockholders of candidates for election to our Board; and

	●	corporate governance matters.

AUDIT COMMITTEE REPORT

The Audit Committee: The members of the Audit Committee (for purposes of this report, the “Committee”) are Yufang Qu, who serves as Chairman, Tao Tu and Yongbo Mo. The Board has determined that all of the members of the Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Ms. Qu, the Chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Ms. Qu has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter: The Audit Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually, and any recommended changes are presented to the Committee for review and approval. The charter is available on our website at: www.innoholdings.com.

Audit Committee Responsibilities: The Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

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The Committee met once during the fiscal year ended 2024.  The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management, as well as executive sessions consisting of only Committee members. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters: As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2024 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with Simon & Edward, LLP matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from Simon & Edward, LLP required by applicable requirements of the PCAOB regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation: Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board and stockholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

Yufang Qu

Tao Tu

Yongbo Mo

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BOARD DIVERSITY MATRIX

While the Nasdaq board diversity disclosure requirements are no longer in effect following the federal court ruling in December 2024, companies may choose to provide such information as part of their commitment to transparency and diversity initiatives. The Company has decided to voluntarily disclosing board diversity information to align with investor expectations and corporate governance best practices.

As of January 31, 2025
Total Number of Directors:	5
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose

Directors	2	3	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	2	3	—	—
Hispanic or Latino	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	—	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

DIRECTOR COMPENSATION

All of the independent directors are entitled to receive $10,000 in cash per year, subject to their continued service on the Board.

Shaoren Liu and Ying Liu served as the Company’s non-employee directors during fiscal year ending September 30, 2023 (“Fiscal Year 2023”). Neither of the Company’s non-employee directors received any compensation related to the director’s Board service in Fiscal Year 2023 and for the fiscal year ending September 30, 2024 (“Fiscal Year 2024”) or had any outstanding equity awards as of September 30, 2024. Mr. Shaoren Liu resigned as a member of the Board, effective December 18, 2023. On October 15, 2024, Ms. Ying Liu resigned from her position as Chairwoman and a director of the Board.

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EXECUTIVE COMPENSATION

Compensation for our Named Executive Officers

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section discusses the material components of the executive compensation program for our named executive officers (“NEOs”) for Fiscal Year 2024 and the Fiscal Year 2023.

For Fiscal Year 2024 and Fiscal Year 2023, the Company’s NEOs were:

●	Dekui Liu, former Chief Executive Officer;

●	Tianwei (Solomon) Li, Chief Financial Officer and former Chief Executive Officer;

●	Dr. Li (Alice) Gong, former Chief Operation Officer and General Manager of Inno Metal Studs Corp (a subsidiary of the Company); and

●	Weston Twigg, former Chief Financial Officer.

Compensation Program

The objective of the compensation program of the Company and its subsidiaries (the “Company Group”) is to provide a total compensation package to each NEO that will enable the Company Group to attract, motivate and retain outstanding individuals, align the interests of our executive team with those of our shareholders, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and reward NEOs for performance.

●	Base Salary. Each of the NEOs is paid a base salary commensurate with the executive’s skill set, experience, performance, role and responsibilities.

●	Short-Term Cash Incentives. During Fiscal Year 2024 and Fiscal Year 2023, except for a one-time award of $50,000 to Mr. Tianwei Li upon the consummation of the Company’s initial public offering, the Company Group did not grant any short-term cash bonuses to any of the NEOs.

●	Long-Term Equity Incentives. During Fiscal Year 2024 and Fiscal Year 2023, the Company Group did not grant any incentive equity awards to any of the NEOs.

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by and paid to the Company’s NEOs for services rendered to the Company Group in all capacities in its Fiscal Year 2024 and Fiscal Year 2023.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Total ($)
Ding Wei(1)	2024	-		-	-
Chief Executive Officer	2023	-		-	-

Mengshu Shao(2)	2024	-		-	-
Chief Financial Officer	2023	-		-	-

Dekui Liu(3)	2024	70,833		-	70,833
Former Chief Executive Officer	2023	11,000	(4)	-	11,000

Tianwei (Solomon) Li(5)	2024	180,000		50,000	230,000
Chief Financial Officer and Former Chief Executive Officer	2023	45,000		-	45,000

Dr. Li (Alice) Gong(6)	2024	152,587		-	152,587
Former Chief Operation Officer and General Manager of Inno Metal Studs Corp	2023	100,347		-	100,347

Weston Twigg(7)	2024	-		-	-
Former Chief Financial Officer	2023	104,527		-	104,527

(1) On October 15, 2024, the Board appointed Ding Wei, to fill the Chief Executive Officer position. The Company will compensate Ding Wei for his service as Chief Executive Officer at a salary of $60,000 annually, subject to his continued service.

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(2) On January 3, 2025, the Board appointed Mengshu Shao, to fill the Chief Financial Officer vacancy.

(3) On May 31, 2024, Mr. Liu resigned from his position as Chief Executive Officer, Chairman, and as a director of the Board.

(4) In June 2023, the Board approved a temporary reduction in Mr. Liu’s base salary for Fiscal Year 2023, from $80,000 to $11,000.

(5) On June 3, 2024, the Board appointed Tianwei Li as Chief Executive Officer of the Company and Mr. Li continue to serve as the Company’s Chief Financial Officer following his appointment as Chief Executive Officer. On October 15, 2024, Mr. Li resigned from his position as Chief Executive Officer of the Company and continues to serve as the Company’s Chief Financial Officer. On January 3, 2025, Mr. Li resigned from his position as Chief Financial Officer of the Company.

(6) On October 15, 2024, Ms. Gong resigned from her position as Chief Operations Officer of the Company.

(7) Mr. Li was appointed Chief Financial Officer, effective July 17, 2023. Mr. Twigg resigned from the Company, effective July 3, 2023.

Narrative Disclosure to the Summary Compensation Table

Employee Benefits

The executive officers, including the NEOs, are eligible to receive the same employee benefits that are generally available to all full-time employees, subject to the satisfaction of certain eligibility requirements. In structuring these benefit plans, the Company Group seeks to provide an aggregate level of benefits that are comparable to those provided by similar companies.

Agreements with our NEOs

Our NEOs are not currently subject to an employment agreement with the Company Group.

2023 Omnibus Incentive Plan

Our Board adopted, and our shareholders approved, the Inno Holdings, Inc. 2023 Omnibus Incentive Plan (the “Omnibus Plan”), effective July 18, 2023. Ding Wei, our Chief Executive Officer and director, has been granted 150,000 shares of our common stock and Mengshu Shao, our Chief Financial Officer and director, has been granted 51,355 shares of our common stock as of the date hereof.

The purpose of the Omnibus Plan is to: (i) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (ii) give participants an incentive for excellence in individual performance; (iii) promote teamwork among its participants; and (iv) give the Company a significant advantage in attracting and retaining key employees, non-employee directors, and consultants. To accomplish these purposes, the Omnibus Plan provides for the grant of awards in the form of incentive stock options within the meaning of Section 422 of the Code, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based awards (including performance shares, performance units and performance bonus awards), and other stock-based or cash-based awards. A total of 2,013,552 shares of common stock was initially reserved and available for issuance under the Omnibus Plan.

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Outstanding Equity Awards at 2024 Fiscal Year-End

None of our NEOs had any outstanding equity awards in the Company as of September 30, 2024.

Potential Payments Upon Termination or Change in Control

As of September 30, 2024, none of our NEOs were eligible for any potential payments upon any form of termination or resignation of employment or a change in control of the Company. During Fiscal Year 2024 and Fiscal Year 2023, none of our former NEOs received any payments or benefits in connection with their resignation from the Company.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of our outstanding shares of common stock (“Ten Percent Holders”) to file with the SEC reports of their share ownership and changes in their share ownership of our common stock. Directors, executive officers and Ten Percent Holders are also required to furnish us with copies of all ownership reports they file with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to us, the following former directors, former executive officers and former Ten Percent Holders did not comply with all Section 16(a) filing requirements during the fiscal year ended September 30, 2024 as follows: Messrs. Dekui Liu, Shaoren Lui, Li, Sung, Zhang and Haws, and Mses. Gong and Ying Liu, filed their Form 3s late in 2023. Mr. Dekui Liu filed his Form 4 late in 2024. ZFounder Organization Inc. and West Lake Club Inc. filed their Form 3s late in 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, our only outstanding class of voting stock, known by us as of February 13, 2025 by:

●	each person or entity known by us to be the beneficial owner of more than 5% of our common stock;

●	each of our directors;

●	each of our executive officers; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and, thus, represents voting or investment power with respect to our securities as of February 13, 2025. In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person within 60 days of February 13, 2025 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse.

Name and Address of Beneficial Owner(1)	Title	Beneficially owned	Percent
Officers and Directors
Ding Wei	Chief Executive Officer, Director and Chairman	150,000	3.40%
Mengshu Shao	Chief Financial Officer and Director	51,355	1.16%
Yufang Qu	Independent Director	—	—
Tao Tu	Independent Director	—	—
Yongbo Mo	Independent Director	—	—
Officers and Directors as a Group (total of 5 persons)		—	—
5%+ Stockholders
West Lake Club Inc.(2)	Investor	640,000	14.51%

(1)

Percentages based on 4,410,482 shares of common stock issued and outstanding as of the Record Date plus shares of common stock the person has the right to acquire within 60 days thereafter. Unless otherwise indicated, the business address for each of the individuals is c/o Inno Holdings Inc., 2465 Farm Market 359 South, Brookshire, TX 77423.

(2)	Jia Zhang has sole voting and dispositive power over 640,000 shares of common stock held by West Lake Club Inc. The address for West Lake Club Inc. is 14738 SW 23rd Street, Miami, FL 33185. The foregoing information is based solely on Schedule 13D of West Lake Club Inc. filed on January 22, 2025, which we do not know or have reason to believe is not complete or accurate and on which we are relying pursuant to applicable SEC regulations.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under the Company’s policies and procedures for the review of related person transactions the Audit Committee reviews related person transactions in which we are or will be a participant to determine if they are in the best interests of our stockholders and the Company. Transactions, arrangements or relationships or any series of similar transactions, arrangements or relationships in which a related person had or will have a material interest and that exceed $120,000 are subject to the Audit Committee’s review. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberation or vote respecting approval or ratification of the transaction.

Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock and their immediate family members. Immediate family members are spouses, parents, stepparents, children, stepchildren, siblings, daughters-in-law, sons-in-law and any person, other than a tenant or domestic employee, who resides in the household of a director, director nominee, executive officer or holder of 5% or more of our voting stock. After its review, the Audit Committee may approve or ratify the transaction.

Other than as disclosed below, and except for the regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in the section “Executive Compensation,” there have been no transactions during the last two fiscal years or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds USD$120,000 and in which any current or former director or officer of the Company, any 5% or greater stockholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

The Company borrows short term loans without interest from its former Chief Executive Officer, Mr. Dekui Liu, for operation and cashflow needs from time to time. As of September 30, 2024, the amount due to Mr. Liu was $2,000. As of September 30, 2023, the amount due to Mr. Liu was $327,372.

The Company engaged Yunited Assets LLC (“Yunited”), a limited liability company owned by Mr. Cheng Yu, the minority owner of the Company’s subsidiary, Inno Research Institute, for consultation services on a project-by-project basis. During the year ended September 30, 2023, the Company recorded $4,375 of project-based consulting service fees and $110,000 consulting fee to Yunited for Mr. Yu’s daily operating services included in the general and administrative expenses. No such services have been provided for the year ended September 30, 2024. As of September 30, 2024 and 2023, the outstanding balance of accounts payable – related party due to Yunited was $Nil and $50,000.

The Company purchases prefab home, materials and supplies, including design services from Baicheng Trading LLC (“Baicheng”), a company with a director related to the Chairwoman. During the year ended September 30, 2024, Baicheng provided the renovation design services with a fee of $52,000. Additionally, the Company prepaid $225,511 to Baicheng for roof materials for the factory improvement project. As of September 30, 2024, the outstanding balance of prepayments to Baicehng was $225,511. As of September 30, 2023, the outstanding accounts payable-related party due to Baicheng was $485,595.

Starting in December 2022, for operation and cashflow needs, the Company advances funds from Zfounder Organization Inc., (“Zfounder”), one of the Company’s shareholders, and Wise Hill Inc., (“Wise Hill”), a company owned by a former shareholder of the Company who also serves as the CEO and Board member of Zfounder. The advanced amounts are non-interest bearing. As of September 30, 2024, the outstanding balance, due to Zfounder and Wise Hill, has been fully paid off. As of September 30, 2023, the outstanding balance due to Zfounder and Wise Hill, were $55,000 and $122,000, respectively.

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In March 2023, the Company entered into an agreement with Vision Opportunity Fund LP, a Florida limited partnership partially owned by a former shareholder of the Company, who also serves as the CEO and Board member of Zfounder. In August 2023, all rights, obligations and interests under the agreement were subsequently assigned by Vision Opportunity Fund LP to its general partner, New Vision 101 LLC (“Vision 101”). Pursuant to the agreement, the Company agreed to provide supplies and act as project developer for an amount equal to $15,875,800 plus applicable taxes. As of September 30, 2024, amount of $244,185 has been received and recorded as deferred revenue, and $Nil amount of revenue has been recognized.

PROPOSAL 2

RATIFICATION OF THE SELECTION OF JWF ASSURANCE PAC AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2025 (Item 2 on the Proxy Card)

Proposal: The Board of Directors is asking that you vote to ratify the Board’s selection of JWF Assurance PAC (“JWF”) as our independent registered public accounting firm for fiscal year 2025.

For the years ended September 30, 2024 and 2023, the Company’s independent public accounting firms were Simon & Edward, LLP (“S&E”) and TAAD LLP, respectively.

The aggregate fees billed by our Independent Registered Public Accounting Firm, for the years ended September 30, 2024 and 2023 are as follows:

	2024	2023
Audit Fees (1)	$92,500	$178,383
Audit Related Fees (2)	-	-
Tax Fees (3)	-	-
All other fees (4)	-	-
Total Fees	$92,500	$178,383

(1) Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. This information is presented as of the latest practicable date for this annual report.

(2) Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.”

(3)TAAD did not provide us with tax compliance, tax advice or tax planning services

(4) All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories. No such fees were incurred during the fiscal years ended September 30, 2024 and 2023.

The charter of our audit committee provides that the duties and responsibilities of our audit committee include the pre-approval of all audit and non-audit services permitted by law or applicable SEC regulations (including fee and terms of engagement) to be performed by our external auditor.

Representatives of JWF will attend the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

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CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 13, 2025, the Company dismissed Simon & Edward, LLP as the Company’s independent registered public accounting firm, effective immediately. This decision was approved by the Audit Committee.

S&E’s audit reports on the Company’s consolidated financial statements for the year ended September 30, 2024 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal year ended September 30, 2024, and the subsequent interim period through January 13, 2025: (i) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with S&E on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of S&E would have caused S&E to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of the following material weakness in the Company’s internal control over financial reporting, as disclosed in Part II, Item 9a of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the SEC on December 9, 2024, that the Company lacked adequate policies and procedures in its internal control function to ensure that proper control and procedures have been designed and implemented over its key business cycles.

The ratification of the Board’s appointment of JWF as our independent registered public accounting firm for the fiscal year ending September 30, 2025 requires the affirmative vote of a majority of votes cast on the proposal. Abstentions will have no effect on the outcome of the vote on this proposal. Because this is a routine matter, there will be no broker non-votes. If our stockholders do not ratify the appointment, the selection of another independent registered public accounting firm may be considered by the Board. Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The Board of Directors recommends that you vote “FOR” approval of this proposal.

PROPOSAL 3

APPROVAL OF POTENTIAL ISSUANCE OF SHARES OF OUR COMMON STOCK UNDER THE STANDBY EQUITY PURCHASE AGREEMENT EFFECTIVE AS OF JANUARY 28, 2025 (Item 3 on the Proxy Card)

The Company is seeking stockholder approval for the potential issuance of shares of the Company’s common stock by the Company under applicable listing rules and regulations of Nasdaq.

On January 27, 2024, the Company entered into a Standby Equity Purchase Agreement (the “Agreement”) with certain investors (each, an “Investor” and collectively, the “Investors”) effective as of January 28, 2025. Capitalized terms used herein but not otherwise defined have the meaning ascribed to them in the Agreement, a copy of which is attached to this Proxy Statement as Annex A.

Pursuant to the Agreement, the Company has the right to issue and sell to the Investors, from time to time, up to $15 million worth of shares (the “Shares”) of the Company’s common stock, no par value per share, subject to the terms and conditions specified in the Agreement.

Under the Agreement, the Company may, at its discretion, issue and sell Shares (“Advance”) to the Investors in accordance with their allocated commitment (“Investor Allocation”) by delivering written notice (“Advance Notice”). The purchase price per share is equal to 40% of the Minimum Price, subject to adjustment by the Company to an amount between 20% and 40% of the Minimum Price. Each Advance will be for at least $1 million.

An advance to any Investor may not exceed the greater of 9.99% of the outstanding shares of our common stock held by such Investor, unless otherwise agreed in writing. Any portion of an Advance that would exceed this limitation for any Investor will automatically be withdrawn with no further action required by the Company, and such Advance Notice will be deemed automatically modified to reduce the aggregate amount of the requested Advance by an amount equal to such withdrawn portion for that Investor. In such cases, the Investor will promptly notify the Company of the adjustment.

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The Agreement will automatically terminate on the earlier of (i) three years from the Effective Date and (ii) the date on which the Investors have made payment of Advances equal to their respective portion of the Commitment Amount. The Company has the right to terminate the Agreement without liability or penalty by providing five trading days’ prior written notice to the Investors, provided that there are no outstanding Advance Notices requiring the issuance of Shares.

The Agreement and the parties’ rights and obligations thereunder may not be assigned to any other Person, except as follows: (i) the Company may assign the Agreement, or any of its rights or obligations thereunder, to any of its Affiliates, successors, or in connection with a merger, consolidation, sale of all or substantially all of its assets, or other similar corporate transaction without the prior written consent of the Investors, and (ii) an Investor may assign its rights or obligations under the Agreement to any other Person, subject to the prior written consent of the Company, provided that such Person executes and delivers a joinder agreement (“Joinder Agreement”) agreeing to be bound by the terms and conditions of the Agreement.

Amendments or waivers to the Agreement must be made in writing and signed by the parties thereto. However, if additional investors are admitted through a Joinder Agreement, Investor Allocation will be automatically amended and incorporated into the Agreement without the need for further action by the parties to reflect the addition of the additional investor’s name and the portion allocated to such investor, and such investor will be bound by all terms and conditions set forth in the Agreement.

The net proceeds received by the Company under the Agreement will depend on the frequency and prices at which the Company sells Shares to the Investors. The Company expects that any proceeds received from such sales to the Investors will be used for working capital and general corporate purposes.

Reasons for the Share Issuance Proposal

Our common stock is listed on Nasdaq and trades under the ticker symbol “INHD.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings, that involve the issuance of 20% or more of the outstanding common stock or voting power of the company at a price below the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. The closing price of our common stock on Nasdaq on January 27, 2025, the trading date immediately preceding the signing of the Agreement, was $3.75 per share. In order to comply with Nasdaq Listing Rule 5635(d), any issuance of shares of common stock pursuant to the Agreement that is equal to or exceeding 20% of our outstanding shares at a price below the Minimum Price with require stockholder approval. Pursuant to the Agreement, we will be prohibited from issuing shares of common stock until such stockholder approval is obtained.

We are seeking stockholder approval for the issuance of up to an aggregate of 20,000,000 shares of common stock. Effectively, stockholder approval of this Share Issuance Proposal is one of the conditions for us to receive up to $15 million. Loss of these potential funds could adversely impact our ability to fund our operations.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Agreement. We are only asking for approval to potentially issue the Shares under the Agreement.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Adjournment. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board of Directors recommends that you vote “FOR” approval of this proposal.

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PROPOSAL 4

APPROVAL OF THE 2025 OMNIBUS INCENTIVE PLAN (Item 4 on the Proxy Card)

We are seeking shareholder approval of our 2025 Omnibus Incentive Plan (the “2025 Plan”), which authorizes an aggregate of 880,000 of our shares of common stock or options to purchase shares of common stock for issuance under the 2025 Plan, and therefore a total of 880,000 shares of common stock will be reserved under the 2025 Plan. A copy of the 2025 Plan is attached to this Proxy Statement as Annex B.

Description of the 2025 Plan

The principal features of the 2025 Plan are summarized below, but the below summary is qualified in its entirety by reference to the full text of the plan document.

The 2025 Plan Purpose; Types of Awards

The purposes of the 2025 Plan are to (i) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (ii) give participants an incentive for excellence in individual performance; (iii) promote teamwork among participants; and (iv) give the Company a significant advantage in attracting and retaining key employees, non-employee directors and consultants. To accomplish these purposes, the 2025 Plan provides for the grant of stock options (both “incentive stock options” intended to meet the requirements under Section 422 of the Code and “nonqualified stock options” that do not meet such requirements), stock appreciation rights (“SARs”), restricted shares, restricted stock units (“RSUs”), dividend equivalent rights, other share-based, share-related or cash-based awards (including performance-based awards) (collectively “awards”), with each grant evidenced by an award agreement providing the terms of the award. Incentive stock options may be granted only to employees; all other awards may be granted to employees, directors and consultants.

Shares Subject to the 2025 Plan

A total number of shares of our common stock will be reserved and available for issuance under the 2025 Plan equal to 880,000 shares. The maximum number of shares that may be issued pursuant to options intended to be incentive stock options is 880,000 shares. The number of shares of common stock available for issuance under the 2025 Plan shall automatically increase on the first (1st) trading day of January of each calendar year during the term of the 2025 Plan, beginning in 2026, by an amount equal to the lesser of (i) twenty percent (20%) of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year and (ii) a maximum of 5,000,000 additional shares, as determined by the Administrator, minus the total number of reserved and available shares under the Inno Holdings Inc. 2023 Omnibus Incentive Plan.

The aggregate grant date fair market value of the Company’s common stock subject to awards granted during any fiscal year to any non-employee director, when taken together with the cash fees paid to such non-employee director during the fiscal year (in each case, with respect to his or her service as a non-employee director), shall not exceed $350,000; provided, however, that the limit may be increased to up to $500,000 upon the recommendation of the Administrator if it is deemed necessary to align with market conditions.

If any Company common stock subject to an award granted under the 2025 Plan are forfeited, canceled, settled, or otherwise terminated without a distribution of shares, such shares will again become available for issuance under the 2025 Plan. The following shares will be available for issuance under the 2025 Plan: (i) shares delivered to or withheld to pay withholding taxes or any applicable exercise price, and (ii) shares subject to any exercised stock-settled SAR or options. In addition, any shares tendered to exercise outstanding options or other awards or repurchased on the open market using exercise price proceeds will be available for issuance under the 2025 Plan. Any substitute awards shall not reduce the shares authorized for grant under the 2025 Plan.

Administration of the 2025 Plan

The 2025 Plan will be administered by the plan administrator, who is the Board or a committee that the Board designates. The plan administrator has the power to determine the terms of the awards granted under the 2025 Plan, including the exercise price, the number of shares subject to each award, and the exercisability and vesting terms of the awards. The plan administrator also has the power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the 2025 Plan. All decisions made by the plan administrator pursuant to the provisions of the 2025 Plan will be final, conclusive and binding.

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Conditions on Awards

All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the plan administrator, in its sole discretion, subject to certain limitations provided in the 2025 Plan. Each award granted under the 2025 Plan will be evidenced by an award agreement, which will govern that award’s terms and conditions. To the extent necessary to do so, in the case of any conflict or potential inconsistency between the 2025 Plan and a provision of any award or award agreement with respect to an award, the 2025 Plan will govern.

The plan administrator may condition the vesting of or the lapsing of any applicable vesting restrictions or conditions on awards upon the attainment of performance goals, continuation of service, or any other term or conditions. If performance goals are established by the plan administrator If the plan administrator determines that an award under the 2025 Plan will be earned subject to the achievement of performance goals, the plan administrator may select one or more performance criteria upon which to grant such award, which may include, but are not limited to, any one or more of the following: earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net operating profit after tax; cash flow; revenue; net revenues; sales; days sales outstanding; income; net income; operating income; net operating income, operating margin; earnings; earnings per share; return on equity; return on investment; return on capital; return on assets; return on net assets; total shareholder return; economic profit; market share; appreciation in the fair market value, book value or other measure of value of a share of common stock; expense/cost control; working capital; customer satisfaction; employee retention or employee turnover; employee satisfaction or engagement; environmental, health, or other safety goals; individual performance; strategic objective milestones; any other criteria specified by the plan administrator in its sole discretion; or, as applicable, any combination of, or a specified increase or decrease in, any of the foregoing.

The vesting conditions placed on any award need not be the same with respect to each grantee and the plan administrator will have the sole discretion to amend any outstanding award to accelerate or waive any or all restrictions, vesting provisions or conditions set forth in the award agreement. Any of the above criteria may be used with or without adjustment for extraordinary items or nonrecurring items and may be measured in absolute terms or relative to historic performance or the performance of other companies or an index.

Types of Awards

Stock Options

The 2025 Plan provides for grants of both nonqualified and incentive stock options. A nonqualified stock option entitles the recipient to purchase the Company common stock at a fixed exercise price. The exercise price per share will be determined by the compensation committee but such price will never be less than 100% of the fair market value of a share of common stock on the date of grant. Fair market value will generally be the closing price of a share of the Company common stock on Nasdaq on the date of grant. Nonqualified stock options under the 2025 Plan generally must be exercised within ten years from the date of grant. A nonqualified stock option is an option that does not meet the qualifications of an incentive stock option as described below.

An incentive stock option is a stock option that meets the requirements of Section 422 of the Code. Incentive stock options may be granted only to employees and the aggregate fair market value of a share of the Company common stock determined at the time of grant with respect to incentive stock options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own shares possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s affiliates unless (i) the option exercise price is at least 110% of the fair market value of the shares subject to the option on the date of grant and (ii) the term of the incentive stock option does not exceed five years from the date of grant.

Unless otherwise determined by the plan administrator, each vested and outstanding option granted under the 2025 Plan will automatically be exercised on the last business day of the applicable option term, to the extent that, as of such date, (i) the exercise price of such option is less than the fair market value of a share, and (ii) the holder of such option remains actively in service.

Stock Appreciation Rights

A SAR entitles the holder to receive an amount equal to the difference between the fair market value of a share of the Company common stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of the Company common stock on the grant date), multiplied by the number of the Company common stock subject to the SAR (as determined by the plan administrator). Unless otherwise determined by the plan administrator, each vested and outstanding SAR granted under the 2025 Plan will automatically be exercised on the last business day of the applicable SAR term, to the extent that, as of such date, (i) the exercise price of such SAR is less than the fair market value of a share, and (ii) the holder of such SAR remains actively in service.

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Restricted Shares

A restricted share award is an award of the Company common stock that vest in accordance with the terms and conditions established by the plan administrator. The plan administrator will determine in the award agreement whether the participant will be entitled to receive dividends on such restricted shares.

Restricted Stock Units

A RSU is a right to receive shares or the cash equivalent of Company common stock at a specified date in the future, subject to forfeiture of such right. If the RSU has not been forfeited, then on the date specified in the RSU grant, the Company must deliver to the holder of the RSU unrestricted the Company common stock (or, in the plan administrator’s sole discretion, cash equal to the shares that would otherwise be delivered, or partly in cash and partly in shares).

Other Share-Based Awards

We may grant or sell to any participant a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the Company common stock, including unrestricted the Company common stock under the 2025 Plan or a dividend equivalent. A dividend equivalent is a right to receive payments, based on dividends with respect to the Company common stock. To the extent that an award contains a right to receive dividends or dividend equivalents while the award remains unvested, the dividends and dividend equivalents will be accumulated and paid once and to the extent that the underlying award vests.

Other Cash-Based Awards

We may grant cash awards under the 2025 Plan, including cash awards as a bonus or upon the attainment of certain performance goals.

Performance-Based Awards

We may grant an award conditioned on satisfaction of certain performance criteria. Such performance-based awards include performance-based restricted shares and restricted share units. Any dividends or dividend equivalents payable or credited to a participant with respect to any unvested performance-based award will be subject to the same performance goals as the shares or units underlying the performance-based award.

Equitable Adjustments

In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, extraordinary dividend, stock split, reverse stock split, combination or exchange of shares, or other change in corporate structure or payment of any other distribution, the maximum number and kind of the Company common stock reserved for issuance or with respect to which awards may be granted under the 2025 Plan will be adjusted to reflect such event, and the plan administrator will make such adjustments as it deems appropriate and equitable in the number, kind and exercise price of the Company common stock covered by outstanding awards made under the 2025 Plan, and in any other matters that relate to awards and that are affected by the changes in the shares referred to in this section.

Change in Control

In the event of any proposed change in control (as defined in the 2025 Plan), the plan administrator will take any action as it deems appropriate and equitable to effectuate the purposes of the 2025 Plan and to protect the participants who hold outstanding awards under the 2025 Plan, which action may include, without limitation, the following: (i) the continuation of any award, if the Company is the surviving corporation; (ii) the assumption of any award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for any award, provided, however, that any such substitution with respect to options and SARs shall occur in accordance with the requirements of Section 409A of the Code; or (iv) settlement of any award for the change in control price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the change in control price or if the plan administrator determines that the award cannot reasonably become vested pursuant to its terms, such award shall terminate and be canceled without consideration.

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Amendment and Termination

The plan administrator may alter, amend, modify, or terminate the 2025 Plan at any time, provided that the approval of our shareholders will be obtained for any amendment to the 2025 Plan that requires shareholder approval under the rules of the stock exchange(s) on which the Company common stock is then listed or in accordance with other applicable law, including, but not limited to, an increase in the number of the Company common stock reserved for issuance, a reduction in the exercise price of options or other entitlements, an extension of the maximum term of any award, or an amendment that grants the plan administrator additional powers to amend the 2025 Plan. In addition, no modification of an award will, without the prior written consent of the participant, adversely alter or impair any rights or obligations under any award already granted under the 2025 Plan, unless the plan administrator expressly reserved the right to do so at the time of the award.

The 2025 Plan was effective February 5, 2025 (the “Effective Date”), the date of the 2025 Plan approved by the Company’s Board and will remain in effect subject to subsequent approval by the Company’s stockholders in accordance with the rules of the stock exchange on which the Shares are traded or other applicable law; provided that in the event that stockholder approval is not obtained within twelve (12) months after the date the 2025 Plan is adopted by the Board, the 2025 Plan and all Awards granted hereunder shall be void and of no effect and, notwithstanding any other provisions of the 2025 Plan and any exceptions pursuant to the rules of the stock exchange on which the Shares are traded or other applicable law, no Awards shall be exercisable until the 2025 Plan is approved by the stockholders of the Company. The 2025 Plan will be unlimited in duration and, in the event of the 2025 Plan termination, will remain in effect as long as any Shares awarded under it are outstanding and not fully vested; provided, however, that no Awards will be made under the 2025 Plan on or after the tenth (10th) anniversary of the Effective Date.

Certain Federal Income Tax Consequences

The following is a summary of U.S. federal income tax consequences relating to awards granted under the 2025 Omnibus Incentive Plan. The summary below does not contain a complete analysis of all the potential tax consequences relating to awards granted under the 2025 Omnibus Incentive Plan, including state, local or foreign tax consequences.

Options

The grant of an option will have no federal income tax consequences to us or to a participant. A participant will recognize taxable ordinary income at the time of exercise of the option in an amount equal to the excess of the fair market value of the shares acquired at the time of exercise over the option price, and we will ordinarily be entitled to a deduction for such amount. The holder of shares acquired upon exercise of an option will, upon a subsequent disposition of such shares, generally recognize a short-term or long-term capital gain or loss, depending upon the holding period of the shares, equal to the difference between the amount realized on the sale and the basis in such shares (the sum of the option price and the amount taxed as ordinary income at the time of exercise).

Restricted Stock Awards

The grant of restricted stock is not a taxable event to a participant, absent an election under Section 83(b) of the Internal Revenue Code. If no election is made, the participant will recognize income, taxable for income tax purposes at ordinary rates, upon the lapse of the restrictions governing the shares. The amount of the income will equal the fair market value of the shares when the restrictions lapse, less any amount paid by the participant for the shares. If the participant makes a Section 83(b) election within 30 days of the date of grant, he or she will be deemed to have received ordinary income at the time of the grant of the restricted shares equal to their fair market value at the date of grant less any amount paid by the participant for the shares, determined without regard to the restrictions imposed thereon. If the restricted shares are subsequently forfeited after a Section 83(b) election and before the restrictions lapse, the participant is not entitled to claim the loss for income tax purposes. We or one of our subsidiaries will be entitled to a deduction for income tax purposes when the participant recognizes ordinary income, either as a result of a Section 83(b) election or because of the lapse of the restrictions. The amount of the deduction will equal the amount of ordinary income recognized by the participant.

Restricted Stock Units and Performance Share Units

A participant will not be deemed to have received taxable income upon the grant of restricted stock units or performance share units. Upon distribution of cash or common stock in respect of the units, a participant will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the shares of common stock received on the date they are distributed to the participant or the amount of cash received. The basis of the shares of common stock received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. Upon the distribution of such shares of common stock or cash, we or one of our subsidiaries will generally be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income recognized by the participant.

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Stock Appreciation Rights

The grant of a SAR is not a taxable event for the participant. Upon exercise, the participant will recognize taxable ordinary income equal to the excess of the fair market value of the shares, or cash, received over the base value of the SAR at the time of grant. We will generally be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the participant. Any subsequent gain or loss upon the sale of shares received from SARs will be treated as capital gain or loss, depending on the holding period.

Cash Awards

Upon payment of a cash award, the participant will recognize taxable ordinary income equal to the amount received. We will generally be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the participant.

Section 162(m) of the Code

Section 162(m) disallows a federal income tax deduction to us for compensation over $1 million paid to “covered employees” in any fiscal year. As a result, we expect the compensation paid to any of the individuals who is or at any point was one of our “named executive officers” in excess of $1 million, including awards under the 2025 Omnibus Incentive Plan, will not be deductible to us.

Section 280G of the Code

Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2025 Omnibus Incentive Plan in connection with a “change in control” of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent that it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and we would be denied a tax deduction for the amount of the excess parachute payment.

Incentive Based Compensation Recoupment Policy

On October 30, 2023, our Board adopted an executive compensation recoupment policy consistent with the requirements of the Exchange Act Rule 10D-1 and listing standards of The Nasdaq Stock Market LLC thereunder, to help ensure that incentive compensation is paid based on accurate financial and operating data, and the correct calculation of performance against incentive targets. Our policy addresses recoupment of amounts from performance-based awards paid to all corporate officers, including awards under our equity incentive plans, in the event of a financial restatement to the extent that the payout for such awards would have been less, or in the event of fraud, or intentional, willful or gross misconduct that contributed to the need for a financial restatement.

Equity Compensation Plan Information

The following table provides information about shares of our common stock that may be issued under our equity compensation plans as of September 30, 2024.

Plan Category:	Number of securities to be issued upon exercise or issuance of outstanding options, units, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	$—	201,355
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	201,355

Recommendation

The Board of Directors recommends that you vote “FOR” approval of this proposal.

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PROPOSAL 5

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF ANY OF PROPOSALS 1 THROUGH 4 AT THE TIME OF THE ANNUAL MEETING
(Item 5 on the Proxy Card)

Proposal 5 is to consider and vote upon the proposal to approve adjourning the Annual Meeting, if necessary or appropriate in the discretion of the Board, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve the Share Issuance Proposal.

General

The Annual Meeting may be adjourned to another time or place, if necessary or appropriate in the discretion of the Board, to permit further solicitation of proxies to obtain additional votes in favor of any of Proposals 1 through 4 (the “Adjournment”).

If, at the Annual Meeting, the number of shares of common stock present or represented and voting in favor of any of Proposals 1 through 4 is insufficient to approve either such proposal, the Company intends to move for the Adjournment in order to enable our Board to solicit additional proxies for approval of such proposal. We are asking our stockholders to approve this Proposal 5 for the Adjournment if necessary or appropriate in the discretion of the Board.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Adjournment. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board of Directors recommends that you vote “FOR” approval of this proposal.

ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail and by e-mail. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Inno Holdings Inc., Investor Relations, 2465 Farm Market 359 South, Brookshire, TX 77423 or by calling Investor Relations at (800) 909-8800.

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Stockholder Proposals for Consideration at the 2026 Annual Meeting of Stockholders: Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2026 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 2465 Farm Market 359 South, Brookshire, TX 77423 by December 17, 2025. The proposal should be sent to the attention of the Chief Financial Officer.

Under our Bylaws, certain procedures are provided that a stockholder must follow to introduce an item of business, including the nomination of someone as a director, at an Annual Meeting of Stockholders that is not included in our Proxy Statement. These procedures provide that an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Nominating and Corporate Governance Committee at our principal executive offices and you must include information set forth in our amended and restated bylaws. See “Governance of the Company – Stockholder Nominations” above.

We must receive the notice of your intention to propose an item of business at our 2026 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our amended and restated bylaws. If the 2026 Annual Meeting is not held within thirty (30) days prior to or delayed by more than sixty (60) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the seventieth (70th) day prior to such annual meeting or the seventh (7th) day following the earlier of the date on which notice of the Annual Meeting is first mailed by or on behalf of the Corporation or the day on which public announcement. Assuming that our 2026 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting no earlier than the close of business on November 18, 2025, and no later than the close of business on December 17, 2025.

You may contact our Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2024 Annual Report: A copy of our 2024 Annual Report, as filed with the SEC on December 9, 2024, is being delivered with the proxy materials. The Company makes available free of charge on or through its website, https://www.innoholdings.com, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters To Be Considered At The Annual Meeting: The Board is not aware of any other matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

/s/ Ding Wei
Ding Wei
Director

February 24, 2025

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Annex A

STANDBY EQUITY PURCHASE AGREEMENT

THIS STANDBY EQUITY PURCHASE AGREEMENT (this “Agreement”) is entered into and made effective as of January 28, 2025 (the “Effective Date”), by and between INNO HOLDINGS INC., a Texas corporation (the “Company”), and the investors listed on the signature pages herereto (each, an “Investor” and collectively, the “Investors”).

RECITALS

WHEREAS, the parties hereto desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to the Investors, from time to time as provided herein, and the Investors shall purchase from the Company, up to Fifteen Million Dollars ($15,000,000) (the “Commitment Amount”) of the Company’s shares of common stock, no par value per share (the “Common Stock”);

WHEREAS, the Common Stock is listed for trading on The Nasdaq Capital Market under the symbol “INHD;” and

WHEREAS, the offer and sale of the Common Stock issuable hereunder will be made in reliance upon Section 4(a)(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions to be made hereunder.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the representations, warranties, and agreements herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

In addition to the terms defined elsewhere in this Agreement, the following terms when utilized in this Agreement, unless the context otherwise requires, shall have the meanings indicated, which meanings shall be equally applicable to both the singular and plural forms of such terms:

“Advance Date” means the first (1st) Trading Day on The Nasdaq Stock Market LLC (“Nasdaq”) immediately following the delivery of an Advance Notice by the Company to the Investor, and prior to the market open on such Trading Day.

“Advance Notice” means a written notice in the form of Exhibit A attached hereto to the Investor executed by an officer of the Company and setting forth the amount of an Advance that the Company desires to issue and sell to the Investor.

“Advance Notice Date” means each date the Company delivers (in accordance with Section 2.1(b) of this Agreement) to the Investor an Advance Notice, subject to the terms of this Agreement.

“Advance Stock” means the number of shares of Common Stock that the Company desires to issue and sell to the Investor as requested by the Company in an Advance Notice.

“Advances” means any issuance and sale from the Company to the Investor pursuant to Article II hereof.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person; provided, however, that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor or any of its Affiliates. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Agreement” shall have the meaning set forth in the Preamble.

“Applicable Laws” means all applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines, and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping, and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records and internal controls, including the United States Foreign Corrupt Practices Act of 1977, and (iii) any Sanctions laws.

“Board” means the Board of Directors of the Company.

“Closing” shall have the meaning set forth in Section 2.2.

“Commitment Amount” shall have the meaning set forth in the Recitals.

“Commitment Period” means the period commencing on the Effective Date and continuing until the date that is three (3) years from the Effective Date unless terminated earlier in accordance with Section 7.1.

“Common Stock” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Preamble.

“Condition Satisfaction Date” shall have the meaning set forth in Section 6.1.

“Effective Date” shall have the meaning set forth in the Preamble.

“Environmental Laws” shall have the meaning set forth in Section 3.9.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Extraordinary Transaction” shall have the meaning set forth in Section 5.5(d).

“Hazardous Materials” shall have the meaning set forth in Section 3.9.

“Investor” shall have the meaning set forth in the Preamble.

“Investor Allocation” shall have the meaning set forth in Section 2.1.

“Material Adverse Effect” means any event, occurrence, or condition that has had or would reasonably be expected to have (i) a material adverse effect on the legality, validity, or enforceability of this Agreement or the transactions contemplated herein, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement; provided that a change in the market price or trading volume of the Common Stock alone shall not be deemed, in and itself, to constitute a Material Adverse Effect.

“Minimum Price” means $3.75.

“Nasdaq” shall have the meaning set forth in the definition of “Advance Date.”

“OFAC” shall have the meaning set forth in Section 3.16.

“Person” means an individual, a corporation, a partnership, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Principal Market” means The Nasdaq Capital Market, provided, however, that in the event the Common Stock is ever listed or traded on the NYSE, the NYSE American, The Nasdaq Global Market, or The Nasdaq Global Select Market, then the “Principal Market” shall mean such other market or exchange on which the Common Stock is then listed or traded.

“Purchase Price” shall have the meaning set forth in Section 2.1.

“Restricted Person” shall have the meaning set forth in Section 5.3.

“Sanctioned Countries” shall have the meaning set forth in Section 3.16.

“Sanctions” shall have the meaning set forth in Section 3.16.

“SEC” means the Securities and Exchange Commission.

“SEC Documents” shall have the meaning set forth in Section 3.5.

“Securities Act” shall have the meaning set forth in the Recitals.

“Settlement Document” shall have the meaning set forth in Section 2.2(a).

“Shares” means the shares of Common Stock issuable pursuant to an Advance.

“Standstill Period” shall mean, in the case of the Investor, the period commencing on the Effective Date and ending on the earliest of (i) the three (3) year anniversary of the Effective Date and (ii) the effective date of a change of control event in the Company.

“Subsidiaries” means, with respect to the Company, any corporation, partnership, limited liability company, or other entity in which the Company, directly or indirectly, owns more than fifty percent (50%) of the outstanding equity interests or has the power to direct the management and policies of such entity, whether through ownership of voting securities, by contract, or otherwise.

“Trading Day” means any day during which the Principal Market shall be open for business.

ARTICLE II

ADVANCES

2.1 Advances; Mechanics. Upon the terms and subject to the conditions of this Agreement, during the Commitment Period, the Company, at its sole discretion, shall have the right, but not the obligation, to issue and sell to the Investors, his, her, or its respective portion of the Shares in accordance with their allocated commitment, as set forth in Schedule 2.1 attached hereto (“Investor Allocation”), at a purchase price equal to forty percent (40%) of the Minimum Price (the “Purchase Price”); provided that the Company, at its sole discretion, may adjust the Purchase Price to an amount equal to between $0.75 and $1.50. In no event shall the Purchase Price equal less than $0.75, which equals twenty percent (20%) of the Minimum Price. Each Investor’s obligation to purchase Shares shall be limited to their respective portion of the Commitment Amount, as specified in Schedule 2.1, and the Investor shall purchase from the Company, Shares by the delivery to the Investor of Advance Notices as provided herein.

(a) Advance Notice. The Company shall, in its sole discretion, select the amount of the Advance it desires to issue and sell to the Investor in each Advance Notice and the time it desires to deliver each Advance Notice; provided, however, that each Advance shall be allocated among the Investors in proportion to their respective Investor Allocation; provided, further, that each Advance shall be for at least One Million Dollars ($1,000,000). The Investor shall acknowledge receipt of the Advance Notice within one (1) business day of delivery.

(i) The Company shall, in its sole discretion, select the amount of the Advance it desires to issue and sell to the Investor in each Advance Notice and the time it desires to deliver each Advance Notice; provided, however, that each Advance shall be allocated among the Investors in proportion to their respective Investor Allocation.

(ii) Each Investor’s obligation to purchase Shares shall be limited to their respective portion of the Commitment Amount, as specified in the Investor Allocation. The Company shall have the sole discretion to request funds from any Investor, in any order or proportion, at any time during the Commitment Period, provided that no Investor shall be required to fund more than their allocated portion unless otherwise agreed in writing. In the event an Investor does not fulfill their funding obligations within the required time frame, the Company may, at its option, request the outstanding amount from any other Investor, provided that if the Company is unable to secure sufficient funds from the other Investors, the defaulting Investor shall be required to find a suitable replacement Investor to fulfill the funding obligation within 30 days, which replacement to be reasonably acceptable to the Company.

(iii) There shall be no mandatory Advances and no non-usages fee for not utilizing the Commitment Amount or any part thereof.

(b) Date of Delivery of Advance Notice. Advance Notices shall be delivered in accordance with the instructions set forth on the bottom of Exhibit A attached hereto. An Advance Notice shall be deemed delivered on (i) the day it is sent by the Company if such notice is sent by email on or before 9:00 a.m. Eastern Time or (ii) the immediately succeeding day if it is sent by email after 9:00 a.m. Eastern Time, in each case in accordance with the instructions set forth on the bottom of Exhibit B.

(c) Advance Limitations. Regardless of the amount of an Advance requested by the Company in the Advance Notice, in no event shall an Advance to any Investor exceed the greater of 9.99% of the outstanding shares of Common Stock held by such Investor unless otherwise agreed in writing by the parties hereto. In connection with each Advance Notice, any portion of an Advance that would exceed this limitation for any Investor shall automatically be withdrawn with no further action required by the Company, and such Advance Notice shall be deemed automatically modified to reduce the aggregate amount of the requested Advance by an amount equal to such withdrawn portion for that Investor; provided that in the event of any such automatic withdrawal and modification, the Investor will promptly notify the Company of such event.

(d) Issuance of Shares. The Investor acknowledges that the Shares will be issued as “restricted securities” and will bear appropriate restrictive legends in accordance with the Securities Act.

(e) Notwithstanding any other provision in this Agreement, the Company and the Investor acknowledge and agree that upon the Investor’s receipt of a valid Advance Notice, the parties hereto shall be deemed to have entered into an unconditional contract binding on both parties for the purchase and sale of Shares pursuant to such Advance Notice in accordance with the terms of this Agreement.

2.2 Closings. The closing of each Advance and each sale and purchase of Advance Stock (each, a “Closing,” and the first Closing to occur on or after the date of this Agreement, the “First Closing”) shall take place on the Advance Date in accordance with the procedures set forth below. In connection with each Closing, the Company and the Investor shall fulfill each of its obligations as set forth below:

(a) On each Advance Date, the Investor shall deliver to the Company a written document, in the form attached hereto as Exhibit B attached hereto (each a “Settlement Document”), setting forth the final number of Shares to be purchased by the Investor (taking into account any adjustments pursuant to Section 2.1), the Purchase Price, and the aggregate proceeds to be paid by the Investor to the Company, in each case in accordance with the terms and conditions of this Agreement.

(b) Promptly after receipt of the Settlement Document with respect to each Advance (and, in any event, not later than one (1) Trading Day after such receipt), the Company will, or will cause its transfer agent to, electronically transfer such number of Shares to be purchased by the Investor (as set forth in the Settlement Document) by crediting the Investor’s account or its designee’s account at The Depository Trust Company through its Deposit Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto, and transmit notification to the Investor that such share transfer has been requested. Immediately upon receipt of such notification, the Investor shall pay to the Company the aggregate purchase price of the Shares (as set forth in the Settlement Document) by wire transfer of immediately available funds to an account designated by the Company in writing and transmit notification to the Company that such funds transfer has been requested. No fractional shares shall be issued, and any fractional amounts shall be rounded to the next higher whole number of shares.

(c) On or prior to the Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments, and writings expressly required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein or as reasonably requested.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the SEC Documents, or in disclosure schedules, if any, which such disclosure schedules shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein solely to the extent of the disclosure contained in the corresponding section of the disclosure schedules or in another Section of the disclosure schedules, only to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section, the Company represents and warrants to the Investor that, as of the Effective Date, each Advance Notice Date and each Advance Date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as written as of such certain date), that:

3.1 Organization and Qualification. The Company is an entity duly organized and validly existing under the laws of the State of Texas, and has the requisite power and authority to own its properties and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing (to the extent applicable) in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

3.2 Authorization, Enforcement, Compliance with Other Instruments. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and any other transaction documents and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery by the Company of this Agreement and the other transaction documents, and the consummation by the Company of the transactions contemplated hereby and thereby have been or (with respect to consummation) will be duly authorized and approved by the Board and its shareholders, and no further consent or authorization will be required by the Company, the Board, or its shareholders. This Agreement and the other transaction documents to which it is a party have been duly executed and delivered by the Company and, assuming the execution and delivery thereof and acceptance by the Investor, constitute (or, when duly executed and delivered, will be) the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or other laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

3.3 Authorization of the Shares. The Shares to be issued under this Agreement have been, or with respect to Shares to be purchased by the Investor pursuant to an Advance Notice, will be, when issued and delivered pursuant to the terms approved by the Board or a duly authorized committee thereof, or a duly authorized executive committee, or its shareholders, against payment therefor as provided herein, duly and validly authorized and issued and fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest, or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal, or other similar rights.

3.4 No Conflict. The execution, delivery, and performance of the transaction documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Stock) will not (i) result in a violation of the articles of incorporation or other organizational documents of the Company (with respect to consummation, as the same may be amended prior to the date on which any of the transactions contemplated hereby are consummated), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that would not reasonably be expected to have a Material Adverse Effect.

3.5 SEC Documents; Financial Statements. The Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all reports, schedules, forms, statements, and other documents required to be filed by it with the SEC pursuant to the Exchange Act for the one (1) year preceding the Effective Date (or such shorter period as the Company was required by law or regulation to file such material) (all of the foregoing filed within one year preceding the Effective Date or amended after the Effective Date, or filed after the Effective Date, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, and all registration statements filed by the Company under the Securities Act (including any Registration Statements filed hereunder), being hereinafter referred to as the “SEC Documents”).

3.6 Financial Statements. The consolidated financial statements of the Company included or incorporated by reference in SEC Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company as of the dates indicated and the consolidated results of operations, cash flows, and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except for (i) such adjustments to accounting standards and practices as are noted therein, (ii) in the case of unaudited interim financial statements, to the extent such financial statements may not include footnotes required by GAAP or may be condensed or summary statements, and (iii) such adjustments which will not be material, either individually or in the aggregate) during the periods involved.

3.7 Equity Capitalization. As of the Effective Date, the authorized capital of the Company consists of 100,000,000 shares of Common Stock. As of the Effective Date, the Company had 4,410,482 shares of Common Stock outstanding. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is currently listed on the Principal Market under the trading symbol “INHD.” The Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Principal Market. Except as disclosed in the SEC Documents prior to the Effective Date, to the Company’s knowledge, it (i) is in compliance with all applicable listing requirements of the Principal Market and (ii) has not received any notification that the SEC or the Principal Market is contemplating terminating such registration or listing.

3.8 Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets, and rights, if any, necessary to conduct their respective businesses as now conducted, except as would not cause a Material Adverse Effect. The Company has not received written notice of any infringement by the Company of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, or trade secrets, except as would not cause a Material Adverse Effect. To the knowledge of the Company, there is no material claim, action, or proceeding being made or brought against, or to the Company’s knowledge, being threatened against the Company regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret, or other infringement; and, except as would not cause a Material Adverse Effect, the Company is not aware of any facts or circumstances which might give rise to any of the foregoing.

3.9 Environmental Laws. The Company (i) has not received written notice alleging any failure to comply in all material respects with all Environmental Laws (as defined below), (ii) has received all permits, licenses, or other approvals required of it under applicable Environmental Laws to conduct its business, and (iii) has not received written notice alleging any failure to comply with all terms and conditions of any such permit, license, or approval where, in each of the foregoing clauses (i), (ii), and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all applicable federal, state and local laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface, or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases, or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices, or notice letters, orders, permits, plans, or regulations issued, entered, promulgated, or approved thereunder.

3.10 Title. Except as would not cause a Material Adverse Effect, the Company has indefeasible fee simple or leasehold title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim, or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company are held by them under valid, subsisting, and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

3.11 Regulatory Permits. Except as would not cause a Material Adverse Effect, the Company and its Subsidiaries possess all material certificates, authorizations, and permits issued by the appropriate federal, state, or foreign regulatory authorities necessary to own their respective businesses, and the Company not has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permits.

3.12 Absence of Litigation. There is no action, suit, proceeding, inquiry, or investigation before or by any court, public board, government agency, self-regulatory organization, or body pending against or affecting the Company or the Common Stock, wherein an unfavorable decision, ruling, or finding would have a Material Adverse Effect.

3.13 Tax Status. Except as would not have a Material Adverse Effect, the Company (i) has timely made or filed all foreign, federal, and state income and all other tax returns, reports, and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports, and declarations, except those being contested in good faith, and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports, or declarations apply. Except as would not have a Material Adverse Effect, the Company has not received written notification any unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim where failure to pay would cause a Material Adverse Effect.

3.14 Certain Transactions. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length investor with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Investor is not acting as a financial or investment advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Investor’s purchase of the Shares hereunder. The Company acknowledged and agrees that it is capable of evaluating and understanding, and understands and accepts, the terms, risks, and conditions of the transactions contemplated by this Agreement.

3.15 Finder’s Fees. The Company has not incurred any liability for any finder’s fees, brokerage commissions, or similar payments in connection with the transactions herein contemplated.

3.16 Sanctions Matters. Neither the Company, nor any director, officer of the Company nor, to the knowledge of the Company, any employee, agent, Affiliate, or representative of the Company or any director or officer of any of its subsidiary, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized, or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea region of the Ukraine, Russia, Cuba, Iran, North Korea, Sudan, and Syria (the “Sanctioned Countries”)). The Company will not, directly or, to its knowledge, indirectly, use the proceeds from the sale of Shares, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country, or (B) in any other manner that will result in a violation of Sanctions or Applicable Laws by any Person (including any Person participating in the transactions contemplated by this agreement, whether as underwriter, advisor, investor, or otherwise). For the past one (1) year, the Company has not engaged in, and is now not engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or was a Sanctioned Country.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Company that, as of the date hereof, each Advance Notice Date and each Advance Date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as written as of such certain date), that:

4.1 Organization; Ownership. The Investor, if an entity, is duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation or incorporation and has all requisite power and authority to own, operate, and lease its properties and to carry on its business as it is being conducted on the date of this Agreement.

4.2 Authorization; Sufficient Funds; No Conflicts.

(a) The Investor has full power and authority to execute and deliver this Agreement and the other transaction documents to which it is a party and to consummate the transactions to which it is a party. The execution, delivery, and performance by the Investor of this Agreement, and the other transaction documents to which it is a party, and the consummation of the transactions to which it is a party have been duly authorized by all necessary action on behalf of the Investor. No other proceedings on the part of the Investor are necessary to authorize the execution, delivery, and performance by the Investor of this Agreement and the other transaction documents to which it is a party and the consummation of the transactions to which it is a party. This Agreement and the other transaction documents to which it is a party has been duly and validly executed and delivered by the Investor. This Agreement and the other Transaction Documents to which the Investor is a party is a valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

(b) As of the Effective Date, the Investor has or has access to and, as of the Advance Date, the Investor will have cash in immediately available funds sufficient to pay the portion of his, her, or its Commitment Amount as set forth in the Investor Allocation.

(c) The execution, delivery, and performance of this Agreement and the other Transaction Documents to which the Investor is a party by the Investor, the consummation by the Investor of the transactions to which it is a party and the compliance by the Investor with any of the provisions hereof and thereof will not conflict with, violate, or result in a breach of any provision of, or constitute a default under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, (i) any provision of the Investor’s organizational documents, if an entity, (ii) any mortgage, note, indenture, deed of trust, lease, license, loan agreement, or other agreement binding upon the Investor, or (iii) any permit, government license, judgment, order, decree, ruling, injunction, statute, law, ordinance, rule, or regulation applicable to the Investor or any of its Affiliates, other than in the cases of clauses (ii) and (iii) as would not reasonably be expected to materially and adversely affect or delay the consummation of the transactions to which it is a party by the Investor.

4.3 Consents and Approvals. No consent, approval, order, or authorization of, or registration, declaration or filing with, or exemption or review by, any Governmental Authority is required on the part of the Investor in connection with the execution, delivery, and performance by the Investor of this Agreement and the other transaction documents to which it is a party and the consummation by the Investor of the transactions to which it is a party, except any consent, approval, order, authorization, registration, declaration, filing, exemption, or review the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to adversely affect or delay the consummation of the transactions to which it is a party by the Investor.

4.4 Securities Act Representations.

(a) Certain Representations.

(i) The Investor is an accredited investor (as defined in Rule 501 of the Securities Act) and is aware that the sale of the Shares is being made in reliance on a private placement exemption from registration under the Securities Act. The Investor is acquiring the Shares for his, her, or its own account, and not with a view toward, or for sale in connection with, any distribution thereof in violation of any federal or state securities or “blue sky” law, or with any present intention of distributing or selling such Shares in violation of the Securities Act. The Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his, her, or its investment in such Shares and is capable of bearing the economic risks of such investment. The Investor has been provided a reasonable opportunity to undertake and has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. The Investor represents that he, she, or it is not an Affiliate of the Company within the meaning of Rule 144 under the Securities Act, except as disclosed in the SEC Documents.

(ii) Neither the Investor nor any of his, her, or its Affiliates is acting in concert, and neither the Investor nor any of his, her, or its Affiliates has any agreement or understanding, with any Person that is not an Affiliate of the Investor, and is not otherwise a member of a “group” (as such term is used in Section 13(d)(3) of the Exchange Act), with respect to the Company or its securities, in each case, other than in connection with the transactions contemplated in the transaction documents or with respect to any bona fide loan from one or more financial institutions.

(iii) The Investor understands that, until such time as the Shares have been sold pursuant to an effective registration statement under the Securities Act, or the Shares are eligible for resale pursuant to Rule 144 promulgated under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares will bear a restrictive legend substantially as follows: “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY OTHER APPLICABLE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE SECURITIES LAWS.” Additionally, if required by the authorities of any state in connection with the issuance or sale of the Shares, such Shares shall bear the legend required by such state authority.

(b) Brokers and Finders. The Investor has not retained, utilized, or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor, or finder in connection with the transactions contemplated by this Agreement and the other transaction documents to which it is party whose fees the Company would be required to pay.

(c) Ownership of Shares. Except as expressly set forth on a previously filed Schedule 13G or Schedule 13D filed on the Electronic Data Gathering, Analysis, and Retrieval system with the SEC, neither the Investor nor any of his, her, or its Affiliates beneficially owns any additional shares of Common Stock (without giving effect to the issuance of the Shares hereunder).

(d) Regulatory Matters. As of the date of this Agreement, there are no actions, suits, investigations, audits, or other similar proceedings pending or, to the knowledge of the Investor, threatened in writing against the Investor or any of its Affiliates or control persons, which would, or would reasonably be expected to, individually or in the aggregate, materially impair the ability of the Investor to execute or perform his, her, or its material obligations under this Agreement, including consummation of the transactions contemplated hereby, and none of the Investor or any of their Affiliates or control persons has received written notification or, to the knowledge of the Investor, oral notice or communication from any Governmental Authority that such Governmental Authority would oppose the transactions contemplated hereby or refuse to grant or issue his, her, or its consent or approval, if required, with respect to the transactions contemplated hereby. The Investor is not, and is not owned or controlled by, a person or entity that is (i) the subject of any sanctions administered or enforced by OFAC or any other relevant governmental authority, or (ii) located, organized, or resident in a country or territory that is the subject of comprehensive sanctions.

4.5 Conflict of Interest. The Investor represents that neither it nor its Affiliates hold any interest that would reasonably be expected to create a conflict of interest with the Company.

4.6 No Additional Representations.

(a) The Investor acknowledges that the Company does not make any representation or warranty as to any matter whatsoever except as expressly set forth in Article III and in any certificate delivered by the Company pursuant to this Agreement, and specifically, and without limiting the generality of the foregoing, that, except as expressly set forth in Article III and in any certificate delivered by the Company pursuant to this Agreement, the Company makes no representation or warranty with respect to (i) any matters relating to the Company, its business, financial condition, results of operations, prospects, or otherwise, (ii) any projections, estimates, or budgets delivered or made available to the Investor (or any of its Affiliates, officers, directors, employees, or other representatives) of future revenues, results of operations (or any component thereof), cash flows, or financial condition (or any component thereof) of the Company and its Subsidiaries, or (iii) the future business and operations of the Company and its Subsidiaries, and the Investor has not relied on or been induced by such information or any other representations or warranties (whether express or implied or made orally or in writing) not expressly set forth in Article III and in any certificate delivered by the Company pursuant to this Agreement.

(b) The Investor has conducted his, her, or its own independent review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, and prospects of the Company and acknowledges the Investor has been provided with sufficient access for such purposes. The Investor acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III and in any certificate delivered by the Company pursuant to this Agreement, (i) no person has been authorized by the Company to make any representation or warranty relating to itself or its business or otherwise in connection with the transactions contemplated hereby, and if made, such representation or warranty must not be relied upon by the Investor as having been authorized by the Company, and (ii) any estimates, projections, predictions, data, financial information, memoranda, presentations, or any other materials or information provided or addressed to the Investor or any of his, her, or its Affiliates or representatives are not and shall not be deemed to be or include representations or warranties of the Company unless any such materials or information are the subject of any express representation or warranty set forth in Article III of this Agreement and in any certificate delivered by the Company pursuant to this Agreement. In addition, the Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation, or warranty made by any representative of the Company.

ARTICLE V

ADDITIONAL COVENANTS

The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Commitment Period:

5.1 Compliance with Laws. The Company shall comply in all material respects with all Applicable Laws, including federal and state securities laws, and shall ensure compliance with all applicable Listing Rules of Nasdaq.

5.2 Market Activities. Neither the Company, nor any of its Subsidiaries, nor any of their respective officers, directors, or controlling persons will, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Common Stock, (ii) engage in any activity that could reasonably be expected to result in a violation of Listing Rules of Nasdaq or anti-manipulation regulations of the SEC, including Regulation M, or (iii) knowingly pay any third party compensation for soliciting purchases of the Shares that would require disclosure under Nasdaq Listing Rule 5250(b)(3), except as required by Applicable Law or regulation.

5.3 Selling Restrictions. The Investor covenants that during the Commitment Period, neither of the Restricted Persons shall, directly or indirectly, including the Investor, its officers, directors, affiliates, and any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and, each a “Restricted Person”) shall, directly or indirectly: (i) engage in any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock, (ii) enter into any agreement or arrangement that has the effect of establishing a net short position with respect to the Common Stock, or (iii) otherwise engage in any market transactions that could reasonably be expected to manipulate or depress the market price of the Common Stock, with respect to each of clauses (i), (ii), and (iii) hereof, either for its own principal account or for the principal account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall be construed to prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Shares owned and fully paid for, or (2) selling a number of Common Stock equal to the number of Shares that such Restricted Person is unconditionally obligated to purchase under a pending Advance Notice and has not yet received from the Company or its transfer agent pursuant to this Agreement, provided that such sales comply with applicable securities laws and Listing Rules of Nasdaq. The Investor shall provide the Company with such documentation as the Company may reasonably request to verify compliance with this Section 5.3.

5.4 Assignment. Neither this Agreement nor any rights or obligations of the parties hereto may be assigned to any other Person; provided, however, that the Company may assign this Agreement, or any of its rights or obligations hereunder, to any of its Affiliates, successors, or in connection with a merger, consolidation, sale of all or substantially all of its assets, or other similar corporate transaction without the prior written consent of the Investors; provided, further, that any Investor may assign its rights or obligations under this Agreement to any other Person, subject to the prior written consent of the Company, provided that such Person executes and delivers a joinder agreement substantially in the form attached hereto as Exhibit C (“Joinder Agreement”) agreeing to be bound by the terms and conditions of this Agreement.

5.5 Standstill. The Investor agrees that during the Standstill Period, it shall not, and shall cause each of its Affiliates not to, directly or indirectly, in any manner, alone or in concert with others take any of the following actions without the prior consent of the Company:

(a) make, engage in, or in any way participate in any “solicitation” of proxies (as such terms are used in the proxy rules of the SEC but without regard to the exclusion set forth in Rule 14a-1(l)(2)(iv)), or consents to vote with respect to any consent of holders of Common Stock, or seek to advise, encourage, or influence any person with respect to the voting of any securities of the Company for the election of individuals to the Board or to approve any proposals submitted to a vote of the shareholders of the Company that have not been authorized and approved, or recommended for approval, by the Board, or become a “participant” in any contested “solicitation” (as such terms are defined or used under the Exchange Act) for the election of directors with respect to the Company, other than a “solicitation” or acting as a “participant” in support of all of the nominees of the Board at any shareholder meeting, or make or be the proponent of any stockholder proposal (pursuant to Rule 14a-8 under the Exchange Act or otherwise);

(b) form, join, encourage, influence, advise, or in any way participate in any “group” (as such term is defined in Section 13(d)(3) of the Exchange Act) with any persons who are not its Affiliates with respect to any securities of the Company or otherwise in any manner agree, attempt, seek, or propose to deposit any securities of the Company or any securities convertible or exchangeable into or exercisable for any such securities in any voting trust or similar arrangement, or subject any securities of the Company to any arrangement or agreement with respect to the voting thereof, except as expressly permitted by this Agreement;

(c) acquire, offer, or propose to acquire, or agree to acquire, directly or indirectly, whether by purchase, tender, or exchange offer, through the acquisition of control of another person, by joining a partnership, limited partnership, syndicate, or other group (including any group of persons that would be treated as a single “person” under Section 13(d) of the Exchange Act), through swap or hedging transactions or otherwise, any securities of the Company or any rights decoupled from the underlying securities that would result in the Investor (together with its Affiliates), owning more than 19.99% of the Company’s Common Stock.

(d) offer or propose to effect, or intentionally assist or facilitate any other person to offer or propose to effect any tender or exchange offer, merger, consolidation, acquisition, scheme of arrangement, business combination, recapitalization, reorganization, sale, or acquisition of all or substantially all assets, liquidation, dissolution, or other extraordinary transaction involving the Company or any of its Subsidiaries or joint ventures or any of their respective securities (each, an “Extraordinary Transaction”); provided, however, that this clause shall not preclude the vote by the Investor or any of its Affiliates of any voting securities of the Company with respect to any Extraordinary Transaction in accordance with the recommendation of the Board;

(e) (i) call or seek to call any meeting of shareholders of the Company, including by written consent, (ii) seek representation on the Board, except as expressly set forth herein, (iii) seek the removal of any member of the Board, (iv) solicit consents from shareholders or otherwise act or seek to act by written consent with respect to the Company, (v) conduct a referendum of shareholders of the Company, or (vi) make a request for any stockholder list, whether pursuant to Section 21.218 of the Texas Business Organizations Code or otherwise;

(f) take any action in support of or make any proposal or request that constitutes (i) controlling or changing the Board or management of the Company, including any plans or proposals to change the number or term of directors or to fill any vacancies on the Board, or (ii) any other material change in the Company’s management, business, or corporate structure;

(g) make or issue, or cause to be made or issued, any public disclosure, announcement, or statement regarding any intent, purpose, plan, or proposal with respect to the Board, the Company, its management, policies, or affairs, any of its securities or assets or this Agreement that is inconsistent with the foregoing; or

(h) publicly announce an intention to do, or to enter into any discussions, negotiations, agreements, or understandings with any third-party with respect to, any of the foregoing, or advise, assist, knowingly encourage, or seek to persuade any third-party to take any action or make any statement with respect to any of the foregoing.

The restrictions set forth in this Section 5.5 shall survive any termination of this Agreement.

5.6 Hardship. In the event the Company provides an Advance Notice and the Investor fails to perform its obligations as mandated in Section 2, the Investor agrees that in addition to any other remedy to which the Company is entitled at law or in equity, including, without limitation, specific performance, it will hold the Company harmless against any and all losses, claims, damages, liabilities, costs, and expenses (including, without limitation, attorneys’ fees and disbursements, court costs, and any consequential damages), whether direct or indirect, foreseeable or unforeseeable, as incurred, arising out of or in connection with such default by the Investor and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to the Securities Act and other rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.

5.7 Registration and Listing. During the Commitment Period, the Company shall use its commercially reasonable efforts to cause the Common Stock to continue to be registered as a class of securities under Sections 12(b) of the Exchange Act, and to comply with its reporting and filing obligations under the Exchange Act, and shall not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company shall use its commercially reasonable efforts to continue the listing and trading of its Common Stock and the listing of the Shares purchased by the Investor hereunder on the Principal Market and to comply with the Company’s reporting, filing, and other obligations under the rules and regulations of the Principal Market. The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. If the Company receives any final and non-appealable notice that the listing or quotation of the Common Stock on the Principal Market shall be terminated on a date certain, the Company shall promptly, and in any case within twenty-four (24) hours, notify the Investor of such fact in writing and shall use its commercially reasonable efforts to cause the Common Stock to be listed or quoted on another stock market in the United States. The Investor shall not take any action, directly or indirectly, that could reasonably be expected to jeopardize the Company’s compliance with its registration and listing obligations.

5.8 Private Placement Compliance. The Company shall ensure that any issuance of the Shares is conducted in compliance with applicable securities laws. The Company shall provide the Investor with documentation as reasonably requested to confirm compliance with Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D, or any other applicable exemptions from registration, in connection with the transfer of any Shares issued pursuant to this Agreement to any third party, including, without limitation, legal opinions. The Investor agrees to provide any necessary information, representations, and certifications as reasonably requested by the Company to facilitate compliance with applicable exemptions from registration under federal and state securities laws. The Investor further agrees to cooperate with the Company in any required regulatory filings or due diligence processes related to such compliance.

ARTICLE VI

CONDITIONS AND CERTIFICATIONS RELATED TO ADVANCE NOTICES

6.1 Conditions Precedent to the Right of the Company to Deliver an Advance Notice. The right of the Company to deliver an Advance Notice and the obligations of the Investor hereunder with respect to an Advance is subject to the satisfaction by the Company, on each Advance Notice Date (a “Condition Satisfaction Date”), of each of the following conditions:

(a) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company in this Agreement shall be true and correct in all material respects except for such representations and warranties that expressly speak as of an earlier date, which shall remain true and correct as of such earlier date.

(b) Shareholder Approval. Shareholder Approval must have been obtained and the corporate action relating to the Shareholder Approval shall be deemed effective in accordance with applicable SEC rules and regulations. “Shareholder Approval” means the approval by the shareholders of the Company, in accordance with Applicable Law and the Texas Business Organizations Code, of the issuance of all Shares issuable pursuant to this Agreement, including any potential issuance of Shares requiring approval by the shareholders in order to comply with the Listing Rules of Nasdaq.

(c) Performance by the Company. The Company shall have performed, satisfied, and complied in all material respects with all applicable covenants, agreements, and conditions required by this Agreement to be performed, satisfied, or complied with by the Company at or prior the applicable Condition Satisfaction Date.

(d) No Injunction. No statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by any court or Governmental Authority of competent jurisdiction that prohibits or directly, materially, and adversely affects any of the transactions contemplated by this Agreement.

(e) No Suspension of Trading in or Delisting of Common Stock. The Common Stock is quoted for trading on the Principal Market and all of the Common Stock issuable pursuant to such Advance Notice will be listed or quoted for trading on the Principal Market. The issuance of Common Stock with respect to the applicable Advance Notice will not violate the shareholder approval requirements of the Principal Market.

(f) Authorized. There shall be a sufficient number of authorized and unissued and otherwise unreserved Shares for the issuance of all of the Shares issuable pursuant to such Advance Notice during the Commitment Period.

(i) Executed Advance Notice. The representations contained in the applicable Advance Notice shall be true and correct in all material respects as of the applicable Condition Satisfaction Date.

By accepting an Advance Notice, the Investor hereby certifies that the representations and warranties set forth in Article IV remain true and correct in all material respects as of the date of such Advance Notice. The Investor further acknowledges that, upon the Company’s request, the Investor shall promptly provide a signed written certification in a form reasonably satisfactory to the Company, confirming the accuracy of such representations and warranties. The failure of such representations and warranties to remain true, or the failure of the Investor to provide such written certification upon request, shall constitute an event of default under this Agreement.

ARTICLE VII

TERMINATION

7.1 Termination.

(a) Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically with respect to an Investor on the earlier date of: (i) the date on which such Investor shall have made payment of Advances pursuant to this Agreement for Common Stock equal to their respective portion of the Commitment Amount; and (ii) the expiration of the Commitment Period. The Agreement shall remain in effect for any remaining Investors until the full Commitment Amount has been utilized or the Agreement is otherwise terminated in accordance with its terms.

(b) The Company may terminate this Agreement with respect to any specific Investor (i) effective upon five (5) Trading Days’ prior written notice to such Investor, without liability or penalty, provided that there are no outstanding Advance Notices under which any Shares have yet to be issued to such Investor; or (ii) immediately upon written notice if (A) such Investor materially breaches any representation, warranty, or covenant under this Agreement or fails to comply with any applicable securities laws or the Listing Rules of Nasdaq, if applicable, or (B) such Investor becomes subject to any bankruptcy, insolvency, or similar proceeding.

(c) This Agreement may be terminated at any time by the mutual written consent of the Company and the affected Investor(s), effective as of the date of such mutual written consent unless otherwise provided therein. The termination of this Agreement with respect to any Investor shall not affect the obligations of the remaining Investors under this Agreement.

(d) Nothing in this Section 7.1 shall be deemed to release any Investor from liability for any prior breach of this Agreement or to impair the Company’s right to seek injunctive relief, damages, or other equitable remedies, including the right to compel specific performance of such Investor’s obligations under this Agreement.

ARTICLE VIII

INDEMNIFICATION

8.1 Indemnification by Investor. In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of each Investor’s other obligations under this Agreement, each Investor, severally and not jointly, shall indemnify, defend, and hold harmless the Company and its affiliates, officers, directors, shareholders, employees, agents, successors, and assigns (collectively, the “Company Indemnitees”), from and against any and all claims, liabilities, losses, damages, penalties, costs, and expenses, including, without limitation, reasonable and documented attorneys’ fees and expenses (collectively, “Indemnified Liabilities”), incurred by any Company Indemnitee arising out of, resulting from, or relating to: (i) any misrepresentation or breach of any representation, warranty, or covenant made by the Investor in this Agreement or any certificate or document delivered pursuant hereto; (ii) any violation or alleged violation of applicable securities laws, stock exchange rules, or other legal requirements by the Investor in connection with its sale, disposition, or transfer of the Shares; and (iii) any claim brought against the Company as a result of the Investor’s failure to comply with its obligations under this Agreement or any misrepresentation made to third parties regarding the Investor’s interest in the Shares. To the extent that the foregoing indemnification may be unenforceable under applicable law, the Investor shall contribute the maximum amount permissible under applicable law to the payment and satisfaction of any Indemnified Liabilities.

8.2 Indemnification by Company. Subject to the limitations set forth herein, the Company shall indemnify and hold harmless the Investor, its affiliates, officers, directors, managers, members, partners, employees, and agents (collectively, the “Investor Indemnitees”) from and against any Indemnified Liabilities incurred by the Investor Indemnitees solely to the extent arising from: (i) any material misrepresentation or breach of any material representation or warranty expressly made by the Company in this Agreement; (ii) any failure by the Company to comply with its SEC reporting obligations necessary to maintain the registration of the Shares, provided such failure is not due to any act or omission of the Investor; and (iii) any violation by the Company of federal or state securities laws in connection with the offer and sale of the Shares, excluding any such violations resulting from actions or omissions by the Investor. Notwithstanding the foregoing, the Company’s indemnification obligations shall not apply to any losses arising from changes in market conditions, actions or omissions of the Investor, or any misrepresentations made by the Investor in connection with its participation under this Agreement.

8.3 Notice of Claim. Promptly after receipt by an Indemnitee of notice of the commencement of any action or proceeding, including, without limitation, any governmental action, involving an Indemnified Liability, such Indemnitee shall, if a claim for indemnification is to be made under this Article IX, deliver written notice of the commencement thereof to the indemnifying party. Failure to promptly notify the indemnifying party shall not relieve it of liability hereunder except to the extent that such failure materially prejudices the indemnifying party’s ability to defend the claim. The indemnifying party shall have the right to assume control of the defense of such action with mutually agreed counsel; provided, however, that the Indemnitee shall have the right to retain its own counsel at its own expense if separate representation is required due to a conflict of interest. The Indemnitee shall cooperate fully with the indemnifying party in defense of any such claim. No indemnifying party shall be liable for any settlement of any claim without its prior written consent, which shall not be unreasonably withheld.

8.4 Remedies. The indemnification remedies provided in this Article IX shall be the sole and exclusive remedies available to the parties hereto with respect to the subject matter herein and shall survive the expiration or termination of this Agreement.

8.5 Limitation of Liability. Notwithstanding anything to the contrary in this Agreement, no party shall be liable to any other party for any punitive, special, incidental, or consequential damages, except to the extent such damages are awarded to a third party in connection with a third-party claim for which indemnification is provided under this Agreement. The total indemnification liability of the Company under this Agreement shall not exceed the aggregate amount of proceeds received from the Investors.

ARTICLE IX

MISCELLANEOUS

9.1 Non-Exclusive Agreement. Notwithstanding anything contained herein, this Agreement is non-exclusive, and the Company may, at any time throughout the term of this Agreement and thereafter, issue and allot, or undertake to issue and allot, any shares, convertible notes, bonds, debentures, options to acquire shares, or other securities or other facilities which may be converted into or replaced by Common Stock or other securities of the Company, and to extend, renew, or recycle any bonds or debentures, or grant any rights with respect to its existing or future share capital.

9.2 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties hereto further agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County, New York and the United States District Court of the Southern District of New York, sitting in New York, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

9.3 Notices. Other than with respect to Advance Notices, which must be in writing and will be deemed delivered on the day set forth in Section 2.1, any notice, request, instruction, consent, or other communication to be given hereunder by any party hereto to the other parties shall be in writing and shall be deemed duly given when delivered personally or one (1) business day after being sent by overnight courier or three (3) business days after being sent by registered or certified mail, postage prepaid, or when sent by email transmission, to the addresses or e-mails as provided by the other parties or to such other Persons as may be designated in writing in accordance with this Section by the party to receive such notice.

9.4 Counterparts. This Agreement may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party hereto and delivered to the other party. Facsimile or other electronically scanned and delivered signatures, including by e-mail attachment, shall be deemed originals for all purposes of this Agreement.

9.5 Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their respective Affiliates, and persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant, or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties to this Agreement; provided, however, in the event of the admission of additional investors pursuant to a Joinder Agreement, Schedule 2.1 shall be automatically amended and incorporated into this Agreement without the need for further action by the parties to reflect the addition of the additional investor’s name and the portion allocated to such investor, and such investor shall be bound by all terms and conditions set forth in this Agreement.

9.6 Further Assurances. Each party hereto agrees to execute and deliver such additional documents, instruments, and agreements, and to take such further actions as may be reasonably necessary or appropriate to carry out the provisions and purposes of this Agreement and to comply with all applicable legal and regulatory requirements, including without limitation, providing additional documentation required to satisfy the conditions of Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D, or any other applicable exemptions from registration, if applicable.

9.7 Severability. If any provision of this Agreement is determined to be invalid, illegal, or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect; provided that the economic and legal substance of, any of the transactions contemplated herein is not affected in any manner materially adverse to any party hereto. In the event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intent and purpose hereof. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY

INNO HOLDINGS INC.,
a Texas corporation

By:	/s/ Ding Wei
Name:	Ding Wei
Title:	CEO

Signature Page to Standby Equity Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

INVESTOR

/s/ [############################]
[############################]

Signature Page to Standby Equity Purchase Agreement

SCHEDULE 2.1

INVESTOR ALLOCATION

(See attached.)

S.2.1-1

EXHIBIT A

FORM OF ADVANCE NOTICE

INNO HOLDINGS INC.

Dated:	Advance Notice Number: ____

The undersigned ,__________, hereby certifies, with respect to the sale of Common Stock of Inno Holdings Inc. (the “Company”) issuable in connection with this Advance Notice, delivered pursuant to that certain Standby Equity Purchase Agreement dated as of January 28, 2025 (the “Agreement”), as follows (with capitalized terms used herein without definition having the same meanings as given to them in the Agreement):

1.	The undersigned is the duly elected _________ of the Company.

2.	The Company has complied with all applicable securities laws, including Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D, and has obtained the necessary investment representations from the Investor.

3.	The Company has performed in all material respects all covenants and agreements to be performed by the Company contained in this Agreement on or prior to the Advance Notice Date. All conditions to the delivery of this Advance Notice are satisfied as of the date hereof.

4.	The number of Advance Stock the Company is requesting is_____________.

5.	The Common Stock Price is __________.

The undersigned has executed this Advance Notice as of the date first set forth above.

INNO HOLDINGS INC.

By:

Please deliver this Advance Notice by email to:

Email: __________________

Attention: __________________

Confirmation Telephone Number: __________________

A-1

EXHIBIT B

FORM OF SETTLEMENT DOCUMENT

VIA EMAIL

INNO HOLDINGS INC.

Attn:

Email:

Below please find the settlement information with respect to the Advance Notice Date of:

1.	Number of Advance Stock requested in the Advance Notice:

2.	Common Stock Price:

3.	Number of Advance Stock due to the Investor:

4.	Total Purchase Price due to Company:

B-1

EXHIBIT C

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”) is made entered into and made effective as of ______________, 202__, by and between INNO HOLDINGS INC., a Texas corporation (the “Company”), and the undersigned investor (the “Investor”), with respect to that certain Standby Equity Purchase Agreement dated as of January 28, 2025 (the “SEPA”).

1. Joinder. By signing below, the Investor acknowledges and agrees to be bound by all the terms and conditions of the SEPA as if the Investor were an original signatory thereto. The Investor Allocation in Schedule 2.1 of the SEPA is hereby amended to include the undersigned Investor’s portion in the amount equal to $[*].

2. Investor’s Commitment. The Investor agrees to comply with the obligations, covenants, and terms set forth in the SEPA, and confirms that the Investor’s allocation, commitment, and other details, as applicable, will be incorporated into the SEPA. The Investor agrees to comply with the obligations, covenants, and terms set forth in the SEPA, and confirms that the Investor’s allocation, commitment, and other details, as applicable, will be incorporated into the SEPA.

3. Representation. The Investor represents that it has the authority to enter into this Agreement and that it has received a copy of the SEPA, and understands its terms, and is willing to be bound by them.

4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

5. Execution. This Agreement may be executed in one or more counterparts, which together shall constitute a single instrument.

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

INVESTOR

[*]

ACCEPTED AND ACKNOWLEDGED:

COMPANY

INNO HOLDINGS INC.,
a Texas corporation

By:
Name:
Title:

C-1

Annex B

INNO HOLDINGS INC.
2025 OMNIBUS INCENTIVE PLAN

Section 1. General.

The purposes of the Inno Holdings Inc. 2025 Omnibus Incentive Plan (the “Plan”) are to: (a) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (b) give Participants an incentive for excellence in individual performance; (c) promote teamwork among Participants; and (d) give the Company a significant advantage in attracting and retaining key Employees, Directors and Consultants. To accomplish such purposes, the Plan provides that the Company may grant (i) Options, (ii) Stock Appreciation Rights, (iii) Restricted Shares, (iv) Restricted Stock Units, (v) Performance-Based Awards (including performance-based Restricted Shares and Restricted Stock Units), (vi) Other Share-Based Awards, (vii) Other Cash-Based Awards, or (viii) any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 of the Plan.

(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by,” or “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

(c) “Automatic Exercise Date” means, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable term of the Option pursuant to Section 7(k) or the Stock Appreciation Right pursuant to Section 8(h).

(d) “Award” means any Option, Stock Appreciation Right, Restricted Share, Restricted Stock Unit, Performance-Based Award, Other Share-Based Award, or Other Cash-Based Award granted under the Plan.

(e) “Award Agreement” means a written agreement, contract, or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan. Evidence of an Award may be in written or electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Administrator, need not be signed by a representative of the Company or a Participant. Any Shares that become deliverable to the Participant pursuant to the Plan may be issued in certificate form in the name of the Participant or in book-entry form in the name of the Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(f) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g) “Board” means the Board of Directors of the Company.

(h) “Bylaws” means the bylaws of the Company, as may be amended and/or restated from time to time.

(i) “Cause” shall have the meaning assigned to such term in any Company, Subsidiary, or Affiliate unexpired employment, severance, or similar agreement or Award Agreement with a Participant, or if no such agreement exists or if such agreement does not define “Cause” (or a word of like import), Cause means (i) the Participant’s breach of fiduciary duty or duty of loyalty to the Company, (ii) the Participant’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude, (iii) the Participant’s failure, refusal, or neglect to perform and discharge his or her duties and responsibilities on behalf of the Company or a Subsidiary of the Company (other than by reason of Disability) or to comply with any lawful directive of the Board or its designee, (iv) the Participant’s breach of any written policy of the Company or a Subsidiary or Affiliate thereof (including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information), (v) the Participant’s breach of any agreement with the Company or a Subsidiary or Affiliate thereof (including, without limitation, any confidentiality, non-competition, non-solicitation, or assignment of inventions agreement), (vi) the Participant’s commission of fraud, dishonesty, theft, embezzlement, self-dealing, misappropriation, or other malfeasance against the business of the Company or a Subsidiary or Affiliate thereof, or (vii) the Participant’s commission of acts or omissions constituting gross negligence or gross misconduct in the performance of any aspect of his or her lawful duties or responsibilities, which have or may be expected to have an adverse effect on the Company, its Subsidiaries, or Affiliates. A Participant’s employment shall be deemed to have terminated for “Cause” if, on the date his or her employment terminates, facts and circumstances exist that would have justified a termination for Cause, to the extent that such facts and circumstances are discovered within three (3) months following such termination. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

(j) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, or other reorganization or corporate transaction or event, (ii) extraordinary dividend (whether in the form of cash, Shares, or other property), stock split, or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure, or (v) payment of any other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Stock such that an adjustment pursuant to Section 5 of the Plan is appropriate.

(k) “Change in Control” means the occurrence of any of the following:

(i)	any Person, other than the Company or a Subsidiary thereof, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”), excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below or any acquisition directly from the Company; or

(ii)	the following individuals cease for any reason to constitute a majority of the number of Directors then serving on the Board: individuals who, during any period of two (2) consecutive years, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the two (2) year period or whose appointment, election, or nomination for election was previously so approved or recommended; or

(iii)	the consummation of a merger or consolidation of the Company or any Subsidiary thereof with any other corporation, other than a merger or consolidation (A) that results in the Outstanding Company Voting Securities immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the Outstanding Company Voting Securities (or such surviving entity or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof) outstanding immediately after such merger or consolidation, and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

(iv)	the consummation of a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned directly or indirectly by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

For each Award that constitutes deferred compensation under Code Section 409A, a Change in Control (where applicable) shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company also constitutes a “change in control event” under Code Section 409A.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Class A Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(l) “Change in Control Price” shall have the meaning set forth in Section 12 of the Plan.

(m) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

(n) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, and in compliance with Rule 16b-3 under the Exchange Act and the listing standards of the applicable stock exchange on which the Shares are traded, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other applicable independence requirements established by the applicable stock exchange. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Company’s Articles of Incorporation or Bylaws, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

(o) “Common Stock” means the common stock, without par value, of the Company (and any stock or other securities into which such shares of common stock may be converted or into which they may be exchanged).

(p) “Company” means Inno Holdings Inc., a Texas corporation (or any successor corporation, except as the term “Company” is used in the definition of “Change in Control” above).

(q) “Consultant” means any current or prospective consultant or independent contractor of the Company or an Affiliate thereof, in each case, who is not an Employee, Executive Officer, or Non-Employee Director.

(r) “Director” means any individual who is a member of the Board on or after the Effective Date.

(s) “Disability” means, with respect to any Participant who is an Employee, a permanent and total disability as defined in Code Section 22(e)(3).

(t) “Effective Date” shall have the meaning set forth in Section 22 of the Plan.

(u) “Eligible Recipient” means, with respect to an Award denominated in Common Stock issued under the Plan: (i) an Employee; (ii) a Non-Employee Director; or (iii) a Consultant, in each case, who has been selected as an eligible recipient under the Plan by the Administrator; provided, that any Awards granted prior to the date an Eligible Recipient first performs services for the Company or an Affiliate thereof will not become vested or exercisable, and no Shares shall be issued or other payment made to such Eligible Recipient with respect to such Awards, prior to the date on which such Eligible Recipient first performs services for the Company or an Affiliate thereof. Notwithstanding the foregoing, to the extent required to avoid the imposition of additional taxes under Code Section 409A, “Eligible Recipient” means: an (1) Employee; (2) a Non-Employee Director; or (3) a Consultant, in each case, of the Company or a Subsidiary thereof, who has been selected as an eligible recipient under the Plan by the Administrator.

(v) “Employee” shall mean any current or prospective employee of the Company or an Affiliate thereof, as described in Treasury Regulation Section 1.421-1(h), including an Executive Officer or Director who is also treated as an employee.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(x) “Executive Officer” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of the Company.

(y) “Exercise Price” means, with respect to any Award under which the holder may purchase Shares, the price per share at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award, as determined by the Administrator in accordance with Code Section 409A, as applicable.

(z) “Fair Market Value” as of a particular date shall mean: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange or The Nasdaq Stock Market LLC, the Fair Market Value shall be the closing price of a Share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination; (ii) if the Shares are not then listed on a national securities exchange, the average of the highest reported bid and lowest reported asked prices for a Share as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market; or (iii) whether or not the Shares are then listed on a national securities exchange or traded in an over-the-counter market or the value of such Shares is not otherwise determinable, such value as determined by the Administrator in good faith and in a manner not inconsistent with the regulations under Code Section 409A.

(aa) “Free Standing Rights” shall have the meaning set forth in Section 8(a) of the Plan.

(bb) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

(cc) “IPO” means an initial public offering of, or direct or indirect public listing of, the securities of the Company, its successors and assigns, or any of its related corporate entities.

(dd) “Non-Employee Director” means a Director who is not an Employee.

(ee) “Nonqualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(ff) “Outstanding Shares” means the then-outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of Options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock.

(gg) “Option” means an option to purchase Shares granted pursuant to Section 7 of the Plan.

(hh) “Other Cash-Based Award” means a cash Award granted to a Participant under Section 11 of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

(ii) “Other Share-Based Award” means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, including, but not limited to, unrestricted Shares or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as permitted under the Plan.

(jj) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 of the Plan, to receive an Award under the Plan, and, upon his or her death, his or her successors, heirs, executors, and administrators, as the case may be, solely with respect to any Awards outstanding at the date of the Eligible Recipient’s death.

(kk) “Performance-Based Award” means any Award granted under the Plan that is subject to one or more Performance Goals. Any dividends or dividend equivalents payable or credited to a Participant with respect to any unvested Performance-Based Award shall be subject to the same Performance Goals as the Shares or units underlying the Performance-Based Award.

(ll) “Performance Goals” means performance goals based on performance criteria selected by the Administrator, which may include, but are not limited to, any of the following: (i) earnings before interest and taxes; (ii) earnings before interest, taxes, depreciation, and amortization; (iii) net operating profit after tax; (iv) cash flow; (v) revenue; (vi) net revenues; (vii) sales; (viii) days sales outstanding; (ix) income; (x) net income; (xi) operating income; (xii) net operating income; (xiii) operating margin; (xiv) earnings; (xv) earnings per share; (xvi) return on equity; (xvii) return on investment; (xviii) return on capital; (xix) return on assets; (xx) return on net assets; (xxi) total shareholder return; (xxii) economic profit; (xxiii) market share; (xxiv) appreciation in the fair market value, book value, or other measure of value of the Shares; (xxv) expense or cost control; (xxvi) working capital; (xxvii) customer satisfaction; (xxviii) employee retention or employee turnover; (xxix) employee satisfaction or engagement; (xxx) environmental, health, or other safety goals; (xxxi) individual performance; (xxxii) strategic objective milestones; (xxxiii) any other criteria specified by the Administrator in its sole discretion; and (xxxiv) any combination of, or a specified increase or decrease in, as applicable, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or an Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Administrator. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). At the time such an Award is granted, the Administrator may specify any reasonable definition of the Performance Goals it uses. Such definitions may provide for equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or an Affiliate thereof or the financial statements of the Company or an Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss, or expense determined to be unusual in nature, infrequent in occurrence, or unusual in nature and infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. If the Administrator determines that a change in the business, operations, corporate structure, or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Administrator may modify such Performance Goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted, or transferred to a different business unit or function during a performance period, the Administrator may determine that the Performance Goals or performance period are no longer appropriate and may (x) adjust, change, or eliminate the Performance Goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (y) make a cash payment to the Participant in an amount determined by the Administrator.

(mm) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, however, a Person shall not include (i) the Company or any of its Subsidiaries; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(nn) “Plan” means this Inno Holdings Inc. 2025 Omnibus Incentive Plan, as amended and/or amended and restated from time to time.

(oo) “Related Rights” shall have the meaning set forth in Section 8(a) of the Plan.

(pp) “Restricted Shares” means an Award of Shares granted pursuant to Section 9 of the Plan subject to certain restrictions that lapse at the end of a specified period or periods.

(qq) “Restricted Stock Unit” means a notional account established pursuant to an Award granted to a Participant, as described in Section 10 of the Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable in cash or in Shares (as specified in the Award Agreement). The Restricted Stock Units awarded to the Participant will vest according to the time-based criteria or Performance Goals, and vested Restricted Stock Units will be settled at the time(s), specified in the Award Agreement.

(rr) “Restricted Period” means the period of time determined by the Administrator during which an Award or a portion thereof is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(ss) “Rule 16b-3” shall have the meaning set forth in Section 3(a) of the Plan.

(tt) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(uu) “Share” means a share of Common Stock.

(vv) “Stock Appreciation Right” means the right pursuant to an Award granted under Section 8 of the Plan to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

(ww) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, “Subsidiary” means a corporation that is a subsidiary of the Company within the meaning of Code Section 424(f).

(xx) “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

Section 3. Administration.

(a) The Plan shall be administered by the Administrator in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.

(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(i) to select those Eligible Recipients who shall be Participants;

(ii) to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Share-Based Awards, Other Cash-Based Awards, or a combination of any of the foregoing, are to be granted hereunder to Participants;

(iii) to determine the number of Shares to be made subject to each Award;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder, including, but not limited to, (A) the restrictions applicable to Awards and the conditions under which restrictions applicable to such Awards shall lapse, (B) the Performance Goals and performance periods applicable to Awards, if any, (C) the Exercise Price of each Award, (D) the vesting schedule applicable to each Award, (E) any confidentiality or restrictive covenant provisions applicable to the Award, and (F) subject to the requirements of Code Section 409A (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all Award Agreements evidencing Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, or Other Share-Based Awards, Other Cash-Based Awards, or any combination of the foregoing granted hereunder;

(vi) to determine Fair Market Value;

(vii) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of Awards granted under the Plan;

(viii) to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall from time to time deem advisable;

(ix) to reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan, any Award Agreement, or other instrument or agreement relating to the Plan or an Award granted under the Plan; and

(x) to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.

(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or traded, the Administrator may allocate all or any portion of its responsibilities and powers to any one (1) or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one (1) or more officers of the Company, the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to Directors.

(d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, or any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination, or interpretation.

Section 4. Shares Reserved for Issuance Under the Plan and Limitations on Awards.

(a) Subject to this Section 4 and to adjustment in accordance with Section 5 of the Plan, the Administrator is authorized to deliver with respect to Awards granted under the Plan an aggregate of 880,000 shares of Common Stock. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first (1st) trading day of January of each calendar year during the term of the Plan, beginning in 2026, by an amount equal to the lesser of (i) twenty percent (20%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year and (ii) a maximum of 5,000,000 additional shares, as determined by the Administrator, minus the total number of reserved and available shares under the Inno Holdings Inc. 2023 Omnibus Incentive Plan.

(b) Notwithstanding anything herein to the contrary, the maximum number of Shares subject to Awards granted during any fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year with respect to such Director’s service as a Non-Employee Director, shall not exceed $350,000 (calculating the value of any such Awards based on the grant date Fair Market Value of such Awards for financial reporting purposes); provided, however, that the limit may be increased to up to $500,000 upon the recommendation of the Administrator if it is deemed necessary to align with market conditions.

(c) Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions, or otherwise. Any shares of Common Stock subject to an Award under the Plan that, after the Effective Date, are forfeited, canceled, settled or otherwise terminated without a distribution of Shares to a Participant will thereafter be deemed to be available for Awards with respect to shares of Common Stock. For the avoidance of doubt, (i) Shares underlying Awards that are subject to the achievement of performance goals shall be counted against the Share reserve based on the target value of such Awards unless and until such time as such Awards become vested and settled in Shares, and (ii) Awards that, pursuant to their terms, may be settled only in cash shall not count against the Share reserve set forth in Section 4(a).

(d) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. In the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided, that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

(e) In the event that the Company or an Affiliate thereof consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Directors in account of such transaction may be granted Substitute Awards in substitution for awards granted by their former employer, and any such substitute Options or Stock Appreciation Rights may be granted with an Exercise Price less than the Fair Market Value of a Share on the grant date thereof; provided, however, the grant of such substitute Option or Stock Appreciation Right shall not constitute a “modification” as defined in Code Section 424(h)(3) and the applicable Treasury regulations.

Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, including, without limitation, a Change in Control, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (a) the aggregate number of Shares reserved for issuance under the Plan, (b) the kind, number, and Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan; provided, however, that any such substitution or adjustment with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A, and (c) the kind, number, and purchase price of Shares subject to outstanding Restricted Shares or Other Share-Based Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder (i) in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any, and (ii) with respect to any Awards for which the Exercise Price or purchase price per share of Common Stock is greater than or equal to the then current Fair Market Value per share of Common Stock, for no consideration. Notwithstanding anything contained in the Plan to the contrary, any adjustment with respect to an Incentive Stock Option due to an adjustment or substitution described in this Section 5 shall comply with the rules of Code Section 424(a), and in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be disqualified as an incentive stock option for purposes of Code Section 422. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients.

Section 7. Options.

(a) General. The Administrator may, in its sole discretion, grant Options to Participants. Solely with respect to Participants who are Employees, the Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination of both. With respect to all other Participants, the Administrator may grant only Nonqualified Stock Options. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall specify whether the Option is an Incentive Stock Option or a Nonqualified Stock Option and shall set forth, among other things, the Exercise Price of the Option, the term of the Option, and provisions regarding exercisability of the Option granted thereunder. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. The prospective recipient of an Option shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.

(b) Limits on Incentive Stock Options. If the Administrator grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Nonqualified Stock Options to the extent required by Code Section 422. Subject to Section 5, the maximum number of shares that may be issued pursuant to Options intended to be Incentive Stock Options is 880,000 Shares and, for the avoidance of doubt, such share limit shall not be subject to the annual adjustment provided in Section 4(a).

(c) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant; provided, however, that (i) in no event shall the Exercise Price of an Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (ii) no Incentive Stock Option granted to a ten percent (10%) stockholder of the Company (within the meaning of Code Section 422(b)(6)) shall have an Exercise Price per Share less than one-hundred ten percent (110%) of the Fair Market Value of a Share on such date.

(d) Option Term. The maximum term of each Option shall be fixed by the Administrator, but in no event shall (i) an Option be exercisable more than ten (10) years after the date such Option is granted, and (ii) an Incentive Stock Option granted to a ten percent (10%) stockholder of the Company (within the meaning of Code Section 422(b)(6)) be exercisable more than five (5) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate. Notwithstanding any contrary provision in this Plan (including, without limitation, Section 7(h)), if, on the date an outstanding Option would expire, the exercise of the Option, including by a “net exercise” or “cashless” exercise, would violate applicable securities laws or any insider trading policy maintained by the Company from time to time, the expiration date applicable to the Option will be extended, except to the extent such extension would violate Code Section 409A, to a date that is thirty (30) calendar days after the date the exercise of the Option would no longer violate applicable securities laws or any such insider trading policy.

(e) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.

(f) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law, or (iv) any combination of the foregoing. In determining which methods a Participant may utilize to pay the Exercise Price, the Administrator may consider such factors as it determines are appropriate; provided, however, that with respect to Incentive Stock Options, all such discretionary determinations shall be made by the Administrator at the time of grant and specified in the Award Agreement.

(g) Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 16 of the Plan.

(h) Termination of Employment or Service. Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate, the following terms and conditions shall apply:

(i) In the event of the termination of a Participant’s employment or service by the Company without Cause or due to a resignation by the Participant for any reason, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination (with such period being extended to one (1) year after the date of such termination in the event of the Participant’s death during such ninety (90) day period), on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(ii) In the event of the termination of a Participant’s employment or service as a result of the Participant’s Disability or death, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(iii) In the event of the termination of a Participant’s employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

(iv) For purposes of determining which Options are exercisable upon termination of employment or service for purposes of this Section 7(h), Options that are not exercisable solely due to a blackout period shall be considered exercisable.

(v) Notwithstanding anything herein to the contrary, an Incentive Stock Option may not be exercised more than three (3) months following the date as of which a Participant ceases to be an Employee for any reason other than death or Disability. In the event that an Option is exercisable following the date that is three (3) months following the date as of which a Participant ceases to be an Employee for any reason other than death or Disability, such Option shall be deemed to be a Nonqualified Stock Option.

(i) Other Change in Employment Status. An Option may be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability, or other changes in the employment status or service of a Participant, as evidenced in a Participant’s Award Agreement.

(j) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Options shall be subject to Section 12 of the Plan.

(k) Automatic Exercise. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Option outstanding on the Automatic Exercise Date with an Exercise Price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 7(f)(i) or (ii), and the Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 16. Unless otherwise determined by the Administrator, this Section 7(k) shall not apply to an Option if the Participant’s employment or service has terminated on or before the Automatic Exercise Date. For the avoidance of doubt, no Option with an Exercise Price per Share that is equal to or greater the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 7(k).

Section 8. Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Any Related Right that relates to a Nonqualified Stock Option may be granted at the same time the Option is granted or at any time thereafter, but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates and any Stock Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of a Share on the date of grant. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b) Awards; Rights as Stockholder. The prospective recipient of a Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Participants who are granted Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.

(c) Exercisability.

(i) Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(ii) Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan.

(d) Payment Upon Exercise.

(i) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.

(ii) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(iii) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).

(e) Termination of Employment or Service.

(i) Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(ii) Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

(f) Term.

(i) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(ii) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(g) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Stock Appreciation Rights shall be subject to Section 12 of the Plan.

(h) Automatic Exercise. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Stock Appreciation Right outstanding on the Automatic Exercise Date with an Exercise Price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. The Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 16. Unless otherwise determined by the Administrator, this Section 8(h) shall not apply to a Stock Appreciation Right if the Participant’s employment or service has terminated on or before the Automatic Exercise Date. For the avoidance of doubt, no Stock Appreciation Right with an Exercise Price per Share that is equal to or greater the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 8(h).

Section 9. Restricted Shares.

(a) General. Each Award of Restricted Shares granted under the Plan shall be evidenced by an Award Agreement. Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Shares shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares; the Restricted Period, if any, applicable to Restricted Shares; the Performance Goals (if any) applicable to Restricted Shares; and all other conditions of the Restricted Shares. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares in accordance with the terms of the grant. The terms and conditions applicable to the Restricted Shares need not be the same with respect to each Participant.

(b) Awards and Certificates. The prospective recipient of Restricted Shares shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided in herein, (i) each Participant who is granted an Award of Restricted Shares may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the stock certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award. Notwithstanding anything in the Plan to the contrary, any Restricted Shares (whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.

(c) Restrictions and Conditions. The Restricted Shares granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or thereafter:

(i) The Restricted Shares shall be subject to the restrictions on transferability set forth in the Award Agreement and in the Plan.

(ii) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as Non-Employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.

(iii) Subject to this Section 9(c)(iii), the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Shares during the Restricted Period. In the Administrator’s discretion and as provided in the applicable Award Agreement, a Participant may be entitled to dividends or dividend equivalents on an Award of Restricted Shares, which will be payable in accordance with the terms of such grant as determined by the Administrator in accordance with Section 18 of the Plan. Certificates for unrestricted Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares, except as the Administrator, in its sole discretion, shall otherwise determine.

(iv) The rights of Participants granted Restricted Shares upon termination of employment or service as a Non-Employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Shares shall be subject to Section 12 of the Plan.

Section 10. Restricted Stock Units.

(a) General. Restricted Stock Units may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Stock Units shall be made; the number of Restricted Stock Units to be awarded; the Restricted Period, if any, applicable to Restricted Stock Units; the Performance Goals (if any) applicable to Restricted Stock Units; and all other conditions of the Restricted Stock Units. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock Units in accordance with the terms of the grant. The provisions of Restricted Stock Units need not be the same with respect to each Participant.

(b) Award Agreement. The prospective recipient of Restricted Stock Units shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.

(c) Restrictions and Conditions. The Restricted Stock Units granted pursuant to this Section 10 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Code Section 409A, thereafter:

(i) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as a Non-Employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.

(ii) Participants holding Restricted Stock Units shall have no voting rights. A Restricted Stock Unit may, at the Administrator’s discretion, carry with it a right to dividend equivalents, subject to Section 18 of the Plan. Such right would entitle the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. The Administrator, in its discretion, may grant dividend equivalents from the date of grant or only after a Restricted Stock Unit is vested.

(iii) The rights of Participants granted Restricted Stock Units upon termination of employment or service as a Non-Employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d) Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units shall be made to Participants in the form of Shares, unless the Administrator, in its sole discretion, provides for the payment of the Restricted Stock Units in cash (or partly in cash and partly in Shares) equal to the value of the Shares that would otherwise be distributed to the Participant.

(e) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Stock Units shall be subject to Section 12 of the Plan.

Section 11. Other Share-Based or Cash-Based Awards.

(a) The Administrator is authorized to grant Awards to Participants in the form of Other Share-Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and performance periods. Shares or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes, or other property, as the Administrator shall determine, subject to any required corporate action.

(b) The prospective recipient of an Other Share-Based Award or Other Cash-Based Award shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.

(c) Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Other Share-Based Awards and Other Cash-Based Awards shall be subject to Section 12 of the Plan.

Section 12. Change in Control.

The Administrator may provide in the applicable Award Agreement that an Award will vest on an accelerated basis upon the Participant’s termination of employment or service in connection with a Change in Control or upon the occurrence of any other event that the Administrator may set forth in the Award Agreement. If the Company is a party to an agreement that is reasonably likely to result in a Change in Control, such agreement may provide for: (i) the continuation of any Award by the Company, if the Company is the surviving corporation; (ii) the assumption of any Award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for any Award, provided, however, that any such substitution with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A; or (iv) settlement of any Award for the Change in Control Price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the Change in Control Price or if the Administrator determines that Award cannot reasonably become vested pursuant to its terms, such Award shall terminate and be canceled without consideration. To the extent that Restricted Shares, Restricted Stock Units or other Awards settle in Shares in accordance with their terms upon a Change in Control, such Shares shall be entitled to receive as a result of the Change in Control transaction the same consideration as the Shares held by stockholders of the Company as a result of the Change in Control transaction. For purposes of this Section 12, “Change in Control Price” shall mean (A) the price per Share paid to stockholders of the Company in the Change in Control transaction, or (B) the Fair Market Value of a Share upon a Change in Control, as determined by the Administrator. To the extent that the consideration paid in any such Change in Control transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in good faith by the Administrator.

Section 13. Amendment and Termination.

(a) The Board or the Committee may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would adversely alter or impair the rights of a Participant under any Award theretofore granted without such Participant’s prior written consent.

(b) Notwithstanding the foregoing, (i) approval of the Company’s stockholders shall be obtained for any amendment that would require such approval in order to satisfy the requirements of Code Section 422, if applicable, any rules of the stock exchange on which the Shares are traded or other applicable law, and (ii) without stockholder approval to the extent required by the rules of any applicable national securities exchange or inter-dealer quotation system on which the Shares are listed or quoted, except as otherwise permitted under Section 5 of the Plan, (A) no amendment or modification may reduce the Exercise Price of any Option or Stock Appreciation Right, (B) the Administrator may not cancel any outstanding Option or Stock Appreciation Right and replace it with a new Option or Stock Appreciation Right, another Award, or cash, and (C) the Administrator may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system.

(c) Subject to the terms and conditions of the Plan and Code Section 409A, the Administrator may modify, extend, or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised).

(d) Notwithstanding the foregoing, no alteration, modification, or termination of an Award will, without the prior written consent of the Participant, adversely alter or impair any rights or obligations under any Award already granted under the Plan.

Section 14. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan. With respect to any payments not yet made or Shares not yet transferred to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

Section 15. Deferrals of Payment.

To the extent permitted by applicable law, the Administrator, in its sole discretion, may determine that the delivery of Shares or the payment of cash, upon the exercise, vesting, or settlement of all or a portion of any Award, shall be deferred. The Administrator may also, in its sole discretion, establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of any such consideration, including any applicable election procedures, the timing of such elections, the mechanisms for payments of amounts, shares or other consideration so deferred, and such other terms, conditions, rules, and procedures that the Administrator deems advisable for the administration of any such deferral program. Deferrals by Participants (or deferred settlement or payment required by the Administrator) shall be made in accordance with Code Section 409A, if applicable, and any other applicable law.

Section 16. Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal, state, and/or local income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind, domestic or foreign, required by law or regulation to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state, and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state, and local taxes, domestic or foreign, to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted Shares, in each case, having a value equal to the amount required to be withheld or other greater amount not exceeding the maximum statutory rate required to be collected on the transaction under applicable law, as applicable to the Participant, if such other greater amount would not, as determined by the Administrator, result in adverse financial accounting treatment (including in connection with the effectiveness of FASB Accounting Standards Update 2016-09). Such Shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Option or other Award.

Section 17. Certain Forfeitures.

The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain events, in addition to the applicable vesting conditions of an Award. Such events may include, without limitation, breach of any non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in an Award Agreement or that are otherwise applicable to the Participant, a termination of the Participant’s employment for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and its Subsidiaries and/or its Affiliates.

Section 18. Dividends; Dividend Equivalents.

Notwithstanding anything in this Plan to the contrary, to the extent that an Award contains a right to receive dividends or dividend equivalents while such Award remains unvested, such dividends or dividend equivalents will be accumulated and paid once and to the extent that the underlying Award vests.

Section 19. Non-United States Employees.

Without amending the Plan, the Administrator may grant Awards to eligible persons residing in non-United States jurisdictions on such terms and conditions different from those specified in the Plan, including the terms of any award agreement or plan, adopted by the Company or any Subsidiary thereof to comply with, or take advantage of favorable tax or other treatment available under, the laws of any non-United States jurisdiction, as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Administrator may make such modifications, amendments, procedures, sub-plans, and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

Section 20. Transfer of Awards.

No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other), or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator, and other than by will or by the laws of descent and distribution. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative. Under no circumstances will a Participant be permitted to transfer an Option or Stock Appreciation Right to a third-party financial institution without prior stockholder approval.

Section 21. Continued Employment.

The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or an Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or an Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 22. Effective Date.

The Plan will be effective February 5, 2025 (the “Effective Date”), the date of Plan approval by the Company’s Board and will remain in effect subject to subsequent approval by the Company’s stockholders in accordance with the rules of the stock exchange on which the Shares are traded or other applicable law; provided that in the event that stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, the Plan and all Awards granted hereunder shall be void and of no effect and, notwithstanding any other provisions of the Plan and any exceptions pursuant to the rules of the stock exchange on which the Shares are traded or other applicable law, no Awards shall be exercisable until the Plan is approved by the stockholders of the Company. The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Shares awarded under it are outstanding and not fully vested; provided, however, that no Awards will be made under the Plan on or after the tenth (10th) anniversary of the Effective Date.

Section 23. Code Section 409A.

The intent of the parties is that payments and benefits under the Plan be either exempt from Code Section 409A or comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered consistent with such intent. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided upon a “separation from service” to a Participant who is a “specified employee” shall be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Code Section 409A, shall be construed as a separate identified payment for purposes of Code Section 409A. Nothing contained in the Plan or an Award Agreement shall be construed as a guarantee of any particular tax effect with respect to an Award. The Company does not guarantee that any Awards provided under the Plan will be exempt from or in compliance with the provisions of Code Section 409A, and in no event will the Company be liable for any or all portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of any Award being subject to, but not in compliance with, Code Section 409A.

Section 24. Compliance with Laws.

(a) The obligation of the Company to settle Awards in Shares or other consideration shall be subject to (i) all applicable laws, rules, and regulations, (ii) such approvals as may be required by governmental agencies or the applicable national securities exchange on which the Shares may be admitted, and (iii) policies maintained by the Company from time to time in order to comply with applicable laws, rules, regulations, and corporate governance requirements, including, without limitation, with respect to insider trading restrictions. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such Shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Shares to be offered or sold under the Plan. The Administrator shall have the authority to provide that all Shares or other securities of the Company issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations, and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable federal, state, local, or non-U.S. laws, rules, regulations, and other requirements, and the Administrator may cause a legend or legends to be put on certificates representing Shares or other securities of the Company issued under the Plan to make appropriate reference to such restrictions or may cause such Shares or other securities of the Company issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(b) The Administrator may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Shares from the public markets, the Company’s issuance of Shares to the Participant, the Participant’s acquisition of Shares from the Company, and/or the Participant’s sale of Shares to the public markets, illegal, impracticable, or inadvisable. If the Administrator determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Code Section 409A, (i) pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the Shares would have been vested or issued, as applicable), over (B) the aggregate Exercise Price (in the case of an Option or Stock Appreciation Right) or any amount payable as a condition of issuance of Shares (in the case of any other Award), and such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof, or (ii) in the case of Restricted Shares, Restricted Stock Units, or Other Share-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Shares, Restricted Stock Units, or Other Share-Based Awards, or the underlying Shares in respect thereof.

Section 25. Erroneously Awarded Compensation.

The Plan and all Awards issued hereunder shall be subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act or to comport with good corporate governance practices, as such policies may be amended from time to time.

Section 26. Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of law of such state.

Section 27. Plan Document Controls.

The Plan and each Award Agreement together constitute the entire agreement with respect to the subject matter hereof and thereof; provided, that in the event of any inconsistency between the Plan and such Award Agreement, the terms and conditions of the Plan shall control.

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Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders Proxy Card - Inno Holdings Inc.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

The Board of Directors recommends you vote "FOR" each Director Nominee and "FOR" all listed Proposals.

1. Election of Directors

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)   ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Ding Wei   02 Mengshu Shao   03 Yufang Qu
04 Tao Tu   05 Yongbo Mo

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

☐ FOR   ☐ AGAINST   ☐ ABSTAIN

Date ____________   **Signature** ____________   **Signature, if held jointly** ____________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

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* SPECIMEN *   AC:ACCT999   90.00

INNO HOLDINGS INC.
Annual Meeting of Stockholders
March 17, 2025
At 9:30 a.m. Eastern Time

The Notice, Proxy Statement, Form of Proxy and Annual Report are available online at:

https://ts.vstocktransfer.com/irhlogin/INNOHOLDINGS

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▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Ding Wei and Mengshu Shao as the true and lawful proxies of the undersigned, with full power of substitution, to vote all shares of common stock, no par value per share of Inno Holdings Inc. (the "Company"), that the signatory is entitled to vote at the Company's 2025 Annual Meeting of Stockholders, to be held on March 17, 2025, at 9:30 a.m. Eastern Time, virtually at https://meeting.vstocktransfer.com/INNOHOLDINGSMAR25, and at any adjournment or postponement thereof. The signatory acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated as of February 24, 2025. If the signatory has previously submitted a proxy, this submission shall supersede and replace any prior proxy given.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" the Election of each director nominee (Proposal 1), "FOR" the ratification of our independent auditor (Proposal 2), "FOR" the Share Issuance Proposal (Proposal 3), "FOR" the 2025 Plan Proposal (Proposal 4) and "FOR" the approval of the Adjournment Proposal (Proposal 5).

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